As filed with the Securities and Exchange Commission on May 16, 2000


                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

           Filed by the Registrants /X/ Filed by a Party other than the Registrant / / Check the appropriate box:
           / X/ Preliminary Proxy Statement
           / / Definitive Proxy Statement
           / / Definitive Additional Materials
           / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     MERRILL LYNCH BASIC VALUE FUND, INC.
                       MERRILL LYNCH CAPITAL FUND, INC.
                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
                          MERRILL LYNCH GLOBAL GROWTH
                     MERRILL LYNCH GLOBAL RESOURCES TRUST
                        MERRILL LYNCH SERIES FUND, INC.
                        MERRILL LYNCH INDEX FUNDS, INC.
                    MERRILL LYNCH SPECIAL VALUE FUND, INC.
                       QUANTITATIVE MASTER SERIES TRUST

                P.O. Box 9011 Princeton, New Jersey 08543-9011
 ------------------------------------------------------------------------------
             (Name of Registrants as Specified In Their Charters)
                                 SAME AS ABOVE
 ------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box): /X/ No fee required.
     /    / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     -------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     -------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------
     (3)  Filing Party:

     -------------------------------------------------------------------------
     (4)  Date Filed:

                               PRELIMINARY COPY

                                  ---------

                     MERRILL LYNCH BASIC VALUE FUND, INC.
                       MERRILL LYNCH CAPITAL FUND, INC.
                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
                    MERRILL LYNCH GLOBAL GROWTH FUND, INC.
                     MERRILL LYNCH GLOBAL RESOURCES TRUST
                        MERRILL LYNCH INDEX FUNDS, INC.
                        MERRILL LYNCH SERIES FUND, INC.
                    MERRILL LYNCH SPECIAL VALUE FUND, INC.
                       QUANTITATIVE MASTER SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                  ---------

                NOTICE OF 2000 ANNUAL MEETINGS OF SHAREHOLDERS

                                  ---------

                          TO BE HELD ON JULY 17, 2000

To the Shareholders of

         MERRILL LYNCH BASIC VALUE FUND, INC.
         MERRILL LYNCH CAPITAL FUND, INC.
         MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
         MERRILL LYNCH GLOBAL GROWTH FUND, INC.
         MERRILL LYNCH GLOBAL RESOURCES TRUST
         MERRILL LYNCH INDEX FUNDS, INC.
         MERRILL LYNCH SERIES FUND, INC.
         MERRILL LYNCH SPECIAL VALUE FUND, INC.
         QUANTITATIVE MASTER SERIES TRUST

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 17, 2000 at the time specified in Exhibit A to this Combined Proxy Statement for the following purposes:

     (1) To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

          For Merrill Lynch Index Funds, Inc. ("Index Funds"), action taken by its shareholders in connection with the election of its Board Members (as defined herein) will also be taken by such Fund as a holder of beneficial interests in Quantitative Master Series Trust (the "Master Trust") in connection with the election of the Master Trust's Board Members.

   (2)(a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than Merrill Lynch Global Growth Fund, Inc.) for its current fiscal year;

          For Index Funds, action taken by its shareholders in connection with the ratification of the selection of independent auditors will also be taken by such Fund as a holder of beneficial interests in the Master Trust, in connection with the ratification of the selection of independent auditors of the Master Trust.

      (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors for Merrill Lynch Global Growth Fund, Inc. for its current fiscal year;

     (3) For all Funds except Index Funds, Merrill Lynch Series Fund, Inc. ("Series Fund") and Master Trust: To consider and act upon a proposal to amend the Fund's charter to permit the Board Members to reorganize the Funds into a "master/feeder" structure;

     (4) For Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.: To consider and act upon the proposed Investment Advisory, Administration and Sub-Advisory Agreements;

     (5) For the Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund: To consider and act upon a proposal to change the investment restrictions of such Portfolios;

     (6) For the Money Reserve Portfolio of the Series Fund: To consider and act upon a proposal to change the investment restrictions of the Money Reserve Portfolio of the Series Fund; and

     (7) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors of each Fund has fixed the close of business on May 19, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     If Item 3 authorizing the reorganization of certain funds into a master/feeder structure is approved by the shareholders of Merrill Lynch Global Resources Trust, a Massachusetts business trust ("Global Resources"), at its Meeting and effected by Global Resources, any shareholder of Global Resources (i) who files with Global Resources, before the taking of the vote on the approval of such proposal, written objection to such proposal stating that he or she intends to demand payment for his or her shares if any reorganization authorized by such proposal takes place and (ii) whose shares are not voted in favor of such proposal, has or may have the right to demand in writing from Global Resources, within twenty days after the date of mailing to him or her of notice in writing that the reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. Global Resources and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of Global Resources to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act of 1940, as amended.

     A complete list of the shareholders of each Fund entitled to vote at its Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after July 3, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting for your Fund. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the respective Fund.

     If you have any questions regarding the enclosed proxy material or need assistance in voting shares, please contact our proxy solicitor, ______________________________ at ______________.

                         By Order of the Boards of Directors

                         Thomas D. Jones, III
                         Secretary of Merrill Lynch Basic Value Fund, Inc, Merrill Lynch Capital Fund, Inc.,
                         Merrill Lynch Global Growth Fund, Inc.,
                         Merrill Lynch Global Resources Trust and
                         Merrill Lynch Special Value Fund, Inc.

                         Phillip S. Gillespie
                         Secretary of Merrill Lynch Disciplined
                         Equity Fund, Inc.

                         Allan J. Oster
                         Secretary of Merrill Lynch Series Fund, Inc.

                         Ira P. Shapiro
                         Secretary of Merrill Lynch Index Funds, Inc. and Quantitative Master Series Trust

Plainsboro, New Jersey
Dated: May ______, 2000

                           COMBINED PROXY STATEMENT
                                  ---------
                     MERRILL LYNCH BASIC VALUE FUND, INC.
                      MERRILL LYNCH CAPITAL FUND, INC.*
                  MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.
                    MERRILL LYNCH GLOBAL GROWTH FUND, INC.
                     MERRILL LYNCH GLOBAL RESOURCES TRUST
                        MERRILL LYNCH INDEX FUNDS, INC.
                        MERRILL LYNCH SERIES FUND, INC.
                    MERRILL LYNCH SPECIAL VALUE FUND, INC.*
                       QUANTITATIVE MASTER SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                  ---------
                     2000 ANNUAL MEETINGS OF SHAREHOLDERS
                                  ---------

                                 July 17, 2000














---------
* On or about July 1, 2000, it is anticipated that Merrill Lynch Capital Fund, Inc. will change its name to Merrill Lynch Balanced Capital Fund, Inc. and Merrill Lynch Special Value Fund, Inc. will change its name to Merrill Lynch Small Cap Value Fund, Inc.

                               TABLE OF CONTENTS

                                                                         Page

Introduction. ..............................................................1

ITEM 1:        ELECTION OF BOARD MEMBERS....................................4

ITEM 2:        RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS............8

ITEM 3:        APPROVAL OR DISAPPROVAL OF CHARTER
               AMENDMENT TO PERMIT REORGANIZATION
               INTO A MASTER/FEEDER STRUCTURE...............................9

ITEM 4:        APPROVAL OR DISAPPROVAL OF PROPOSED
               INVESTMENT ADVISORY, ADMINISTRATION
               AND SUB-ADVISORY AGREEMENTS.................................11

ITEM 5:        TO APPROVE CERTAIN CHANGES TO THE INVESTMENT
               RESTRICTIONS OF INTERMEDIATE GOVERNMENT BOND PORTFOLIO,
               LONG TERM CORPORATE BOND PORTFOLIO, HIGH YIELD PORTFOLIO, CAPITAL STOCK PORTFOLIO, GROWTH STOCK PORTFOLIO,
               MULTIPLE STRATEGY PORTFOLIO, NATURAL RESOURCES
               PORTFOLIO, GLOBAL STRATEGY PORTFOLIO AND BALANCED
               PORTFOLIO OF THE MERRILL LYNCH SERIES FUND, INC.............19

ITEM 6:        TO APPROVE CERTAIN CHANGES TO THE INVESTMENT
               RESTRICTIONS OF THE MONEY RESERVE PORTFOLIO
               OF THE MERRILL LYNCH SERIES FUND, INC.......................25

Additional Information.....................................................28


Exhibit A - Information About the Funds...................................A-1

Exhibit B - Proposed Charter Amendments...................................B-1
            Maryland Corporations
            Massashusetts Business Trust

Exhibit C - Form of Proposed Investment Advisory, Administration
            and Sub-Advisory Agreements for Merrill Lynch Basic
            Value Fund, Inc...............................................C-1

Exhibit D - Form of Proposed Investment Advisory, Administration
            and Sub-Advisory Agreements for Merrill Lynch Special
            Value Fund, Inc ..............................................D-1

Exhibit E - Current Investment Restrictions of the
            Merrill Lynch Series Fund, Inc................................E-1

                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each of the above-listed Funds (each a "Fund" and, collectively, the "Funds") to be voted at the 2000 Annual Meetings of Shareholders of each Fund (each a "Meeting" and collectively, the "Meetings"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 17, 2000 at the times specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is May ____, 2000.

     Each Fund is organized as a Maryland corporation, except that Merrill Global Resources Trust ("Global Resources") is organized as a Massachusetts business trust and Quantitative Master Series Trust ("Master Trust") is organized as a Delaware business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund and shares of beneficial interest of a Fund are referred to as "shares" or as "Common Stock;" holders of shares or Common Stock are referred to as "shareholders;" the Board of Directors or Trustees of each of the Funds is referred to as the "Board;" the directors or trustees of each Fund are referred to as "Board Members;" the investment adviser or manager of each Fund is referred to as the "Investment Adviser;" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter." Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

     All properly executed proxies received prior to a Fund's Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

     1)   "FOR" the election of the Board Member nominees of each Fund;

     For Merrill Lynch Index Funds, Inc. ("Index Funds"), action taken by its shareholders in connection with the election of its Board Members will also be taken by such Fund as a shareholder of the Master Trust, in connection with the election of the Master Trust's Board Members at the Meeting.

     2) "FOR" the ratification of the selection of independent auditors to serve for each Fund's current fiscal year;

     For Index Funds, action taken by its shareholders in connection with the ratification of the selection of independent auditors of such Fund will also be taken by such Fund as a shareholder of the Master Trust, in connection with the ratification of the selection of independent auditors of the Master Trust.

     With respect to proxies submitted by each Fund except the Index Funds, Series Fund and Master Trust:

     3) "FOR" the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

     With respect to proxies submitted by Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.:

     4) "FOR" the approval of the proposed Investment Advisory, Administration and Sub-Advisory Agreements;

     With respect to Proposals 5 and 6, only proxies submitted by the Series
     Fund:

     5) "FOR" certain changes to the investment restrictions of the Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund;

     6) "FOR" certain changes to the investment restrictions of the Money Reserve Portfolio of the Series Fund.

     Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on May 19, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. Shareholders of each series and/or class of a Fund, if applicable, will vote together as a single class in respect of each applicable Item, except for Items 5 and 6. With respect to Item 5, shareholders of each Portfolio of the Series Fund (except the Money Reserve Portfolio) will vote separately on the Item. Thus, if Item 5 is approved by one or more Portfolios of the Series Fund, and disapproved by the other Portfolios, Item 5 will be implemented only for each Portfolio of the Series Fund that approved the Item. With respect to Item 6, only shareholders of the Money Reserve Portfolio of the Series Fund will vote on the Item. As of the Record Date, each Fund had outstanding the number of shares of Common Stock, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock, at such date, except as indicated in Exhibit A.

     The Board Members of the applicable Fund know of no business other than that mentioned in Items 1, 2, 3, 4, 5 and 6 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

     The shareholders solicited and entitled to vote on Items 1, 2, 3 and 4 are outlined in the following chart.

----------------------------------------------------------------------------------------------------------------------
                                                                                  Item 3. Approval       Item 4.
                                                                                    of a Charter        Investment
                                                                                    Amendment to        Advisory,
                                                                    Item 2.          Permit the       Administrative
                                                                Ratification of    Reorganization          and
                                                                 Selection of     of the Fund into     Sub-Advisory
                                            Item 1. Election      Independent     a Master/ Feeder      Agreements
                   Fund                     of Board Members       Auditors           Structure          Proposal
------------------------------------------- ------------------ ------------------ ------------------ -----------------
Merrill Lynch Basic Value Fund, Inc.               Yes                Yes                Yes               Yes
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Capital Fund, Inc.                   Yes                Yes                Yes                No
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Disciplined Equity Fund,
Inc.                                               Yes                Yes                Yes                No
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Global Growth Fund, Inc.             Yes                Yes                Yes                No
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Global Resources Trust               Yes                Yes                Yes                No
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Index Funds, Inc.*                   Yes                Yes                No                 No
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Series Fund, Inc.                    Yes                Yes                No                 No
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Merrill Lynch Special Value Fund, Inc.             Yes                Yes                Yes               Yes
------------------------------------------- ------------------ ------------------ ------------------ -----------------

Quantitative Master Series Trust*                  Yes                Yes                No                 No
------------------------------------------- ------------------ ------------------ ------------------ -----------------


---------
* Actions taken by the shareholders of Index Funds in connection with the election of its Board Members and the ratification of the selection of its independent auditors will also be taken by Index Funds as a holder of beneficial interests in the Master Trust in connection with the election of the Master Trust's Board Members and the ratification of the selection of the Master Trust's independent auditors.

     The shareholders solicited and entitled to vote on Item 5 are the shareholders of each Portfolio of the Series Fund, except the Money Reserve Portfolio. The shareholders solicited and entitled to vote on Item 6 are the shareholders of the Money Reserve Portfolio of the Series Fund.

ITEM 1:  ELECTION OF BOARD MEMBERS

     At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

     It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) "FOR" the nominees listed below. The nominees to be elected by each Fund and certain biographical and other information relating to the nominees appears below.

                                                                                 Principal Occupations
                                                                                During Past Five Years
               Name and Address of Nominee                  Age                and Public Directorships
               ---------------------------                  ---     ------------------------------------------------

M. Colyer Crum(l)(2)................................        67    Currently James R. Williston Professor of
    104 Westcliff Road                                                Investment Management  Emeritus, Harvard
    Weston, Massachusetts 02193                                       Business School; James R. Williston Professor
                                                                      of Investment Management, Harvard Business
                                                                      School from 1971 to 1996; Director of
                                                                      Cambridge Bancorp.

Laurie Simon Hodrick(l)(2)**........................        37    Professor of Finance and Economics, Graduate
    809 Uris Hall                                                     School of Business, Columbia University since
    3022 Broadway                                                     1998; Associate Professor of Finance and
    New York, New York  10027                                         Economics, Graduate School of Business,
                                                                      Columbia University from 1996 to 1998;
                                                                      Associate Professor of Finance, J.L. Kellogg
                                                                      Graduate School of Management, Northwestern
                                                                      University from 1992 to 1996.

Terry K. Glenn(l)*..................................        59    Executive Vice President of Merrill Lynch Asset
    P.O. Box 9011                                                     Management, L.P., ("MLAM") and Fund Asset
    Princeton, New Jersey  08543-9011                                 Management, L.P., ("FAM") (which terms as used
                                                                      herein include their corporate predecessors)
                                                                      since 1983; Executive Vice President and
                                                                      Director of Princeton Services, Inc.
                                                                      ("Princeton Services") since 1993; President
                                                                      of Princeton Funds Distributor, Inc. ("PFD")
                                                                      since 1986 and Director thereof since 1991;
                                                                      President of Princeton Administrators, L.P.
                                                                      since 1988.

Jack B. Sunderland(l)(2)............................        71    President and Director of American Independent Oil
    P. O. Box 7                                                       Company, Inc. (an energy company) since 1987;
    West Cornwall, Connecticut 06796                                  Member of Council on Foreign Relations since
                                                                      1971.

Stephen B. Swensrud(l)(2)...........................        66    Chairman of Fernwood Advisors (investment adviser)
    24 Federal Street                                                 since 1996; Principal of Fernwood Associates
    Suite 400                                                         (financial consultants) since 1975; Chairman
    Boston, Massachusetts 02110                                       of R.P.P. Corporation (manufacturing) since
                                                                      1978; Director of International Mobile
                                                                      Communications, Inc. (telecommunications)
                                                                      since 1998.

J. Thomas Touchton(l)(2)............................        61    Managing Partner of The Witt Touchton Company and
    The Witt-Touchton Company                                         its predecessor, The Witt Co. (a private
    Suite 3405                                                        investment partnership) since 1972; Trustee
    One Tampa City Center                                             Emeritus of Washington and Lee University;
    201 North Franklin Street                                         Director of TECO Energy, Inc. (an electric
    Tampa, Florida 33602                                              utility holding company).

Fred G. Weiss(l)(2).................................        58    Managing Director of FGW Associates since 1997;
    16450 Maddalena Place                                             Vice President, Planning, Investment and
    Delray Beach, Florida 33446                                       Development of Warner Lambert Co. from 1979 to
                                                                      1997.

Arthur Zeikel(1)*...................................        67    Chairman of FAM and of MLAM from 1997 to 1999;
    300 Woodland Avenue                                               President of FAM and MLAM from 1977 to 1997;
    Westfield, New Jersey 07090                                       Chairman of Princeton Services from 1997 to
                                                                      1999, Director thereof from 1993 to 1999 and
                                                                      President thereof from 1993 to 1997; Executive
                                                                      Vice President of Merrill Lynch & Co., Inc.
                                                                      ("ML & Co.") from 1990 to 1999.

--------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Board Members" in Exhibit A hereto.

(2) Member of the Audit and Nominating Committee of each Fund on which he or she currently serves as a Board Member and will serve on the Audit and Nominating Committee of each Fund to which he or she is elected as a Board Member. Please see Exhibit A hereto.

* Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

     The Board of each Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the "Committee"), which consists of Board Members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of the Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

     During each Fund's most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A for further information about Committee and Board meetings.

     Interested Persons. Each Fund considers Messrs. Glenn and Zeikel to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with the Investment Adviser and its affiliates. Mr. Glenn is the President of each Fund.

     Compensation of Board Members. The Investment Adviser of each Fund, or, in the case of the Index Funds, the administrator for the Index Funds, pays all compensation to all officers of that Fund and all Board Members of that Fund who are affiliated with ML & Co. or its subsidiaries (or in the case of Index Funds and Master Trust, who are affiliated with its administrator and the Investment Adviser, respectively). Each Fund (or the Master Trust, in the case of the Index Funds) pays each Board Member not affiliated with the Investment Adviser (or its administrator in the case of the Index Funds) (each a "non-affiliated Board Member") an annual fee plus a fee for each meeting attended, and each Fund (or the Master Trust, in the case of the Index Funds) also pays each member of its Committee, which consists of all of the non-affiliated Board Members, an annual fee, together with such Board Member's out-of-pocket expenses relating to attendance at such meetings. Certain Funds also pay the members of their Committee a fee for each Committee meeting attended. The Chairman of the Committee of each Fund receives an additional annual or per meeting fee. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund's most recently completed fiscal year is set forth in Exhibit A hereto.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

     Stock Ownership. Information relating to the number of shares of each Fund owned by the Board Members and greater than 5% shareholders as of the Record Date is set forth in Exhibit A to this Combined Proxy Statement. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and Mr. Zeikel, a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     Each Board recommends that its respective shareholders vote FOR the election of the Board Member nominees.

ITEM 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected independent auditors, either Deloitte & Touche LLP ("D&T") or Ernst & Young LLP ("E&Y"), to examine the financial statements of the Fund for the Fund's current fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund's auditors.

----------------------------------------------------------------------------------------------------------------------
              Fund                                                Auditor                     Fiscal Year End
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Basic Value Fund, Inc.                                D&T                        June 30, 2001
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Capital Fund, Inc.                                    D&T                        March 31, 2001
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Disciplined Equity Fund, Inc.                         D&T                         May 31, 2001
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Growth Fund, Inc.                              E&Y                       August 31, 2000
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Global Resources Trust                                D&T                        July 31, 2001
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Index Funds, Inc.*                                    D&T                      December 31, 2000
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Series Fund, Inc.                                     D&T                      December 31, 2000
----------------------------------------------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                              D&T                        March 31, 2001
----------------------------------------------------------------------------------------------------------------------

Quantitative Master Series Trust                                    D&T                      December 31, 2000
----------------------------------------------------------------------------------------------------------------------

---------
* Actions taken by shareholders of the Index Funds in connection with the ratification of the selection of independent auditors of such Fund will also be taken by the Index Funds as a shareholder of beneficial interests in the Master Trust, in connection with the ratification of the selection of independent auditors of the Master Trust.

     D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLAM and FAM, and for most other investment companies for which MLAM and FAM act as investment adviser. E&Y also acts as independent auditors for several other investment companies for which MLAM and FAM act as investment adviser. The Board of each Fund for which D&T serves as auditor as noted in the chart above considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund. The Board of Directors of each Fund for which E&Y serves as auditor as noted in the chart above considered the fact that E&Y has been retained as independent auditor for the other entities described above in its evaluation of the independence of E&Y with respect to the Fund. The fees received by D&T and E&Y from these other entities are substantially greater, in the aggregate, than the total fees received by them from any applicable Fund.

     Representatives of the independent auditors are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

     Each Board recommends that shareholders vote FOR the ratification of the selection of D&T or E&Y, as applicable, as the independent auditors for the respective Fund.

ITEM 3: APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT REORGANIZATION INTO A MASTER/FEEDER STRUCTURE

     The Board proposes to amend the charter of each Fund (other than the Index Funds, Series Fund and Master Trust) to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a "master/feeder" structure. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Fund into a "master/feeder" structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the applicable Funds are attached to this Combined Proxy Statement as Exhibit B.

     Generally, the transfer of all or substantially all of the assets of a Maryland corporation requires the approval of shareholders. Maryland law permits the transfer of all or substantially all of the assets of a corporation to a wholly-owned subsidiary without the approval of the corporation's shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for Funds organized as Maryland corporations where the master fund would not be a wholly-owned subsidiary of such Fund immediately after the transfer of the Fund's assets to the master fund. Therefore, the Funds organized as Maryland corporations are seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests even if such master fund is not a wholly-owned subsidiary of such Fund and would clarify the manner in which such Funds will operate in a master/feeder structure.

     The charter governing Global Resources, a Massachusetts business trust, requires shareholder approval before Global Resources transfers its assets to a master fund in order to convert to a master/feeder arrangement.
Accordingly, Global Resources is seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests and would clarify the manner in which Global Resources will operate in a master/feeder structure.

     In a master/feeder structure, a fund (a "Feeder Fund") sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, it invests all of those assets in another fund (the "Master Fund") with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund's portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss.

     The Investment Adviser believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because the Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to convert the Fund to a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other Feeder Funds. It is currently anticipated that Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc. will be converted to a master/feeder structure as soon as practicable after shareholders approve the charter amendment. There are no current plans to effect such a conversion for any other Funds. As discussed above, the primary motivation for considering a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board's decision to reorganize a Fund would be based upon the Board's determination that it would be in the best interests of both the Fund and its shareholders.

     If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

     The Board of each Fund that is eligible to vote on Item 3 recommends that the respective shareholders of each such Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/feeder structure.

ITEM 4:  APPROVAL OR DISAPPROVAL OF PROPOSED INVESTMENT ADVISORY,
         ADMINISTRATION AND SUB-ADVISORY AGREEMENTS

     Only shareholders of Merrill Lynch Basic Value Fund, Inc. ("Basic Value") and Merrill Lynch Special Value Fund, Inc. ("Special Value") may vote with respect to this Item 4. Basic Value and Special Value are individually referred to in this Item 4 as a "Voting Fund" and collectively as the "Voting Funds," as the context requires.

     In anticipation of the above-referenced master/feeder reorganization of each Voting Fund and in order to ensure the continuity of the investment advisory, administrative and sub-advisory services provided to each Voting Fund and to each Master Fund under such an arrangement, shareholders of each Voting Fund are being asked to consider approval or disapproval of the proposed agreements applicable to that Voting Fund as described below. Shareholders of a Voting Fund may only vote on the proposed agreements applicable to that Voting Fund as a group and not on each proposed agreement individually.

     The aggregate annual rate of compensation payable under the current agreements will remain the same under the proposed agreements. See "Compensation and Expenses" below. The services to be provided to the Voting Funds and the Master Funds under the proposed agreements, considered together, will be identical to the services provided to the Voting Funds under the current agreements. See "Summary of Current Investment Advisory and Sub-Advisory Agreements and Proposed Investment Advisory, Administration and Sub-Advisory Agreements" below.

Summary of Current Investment Advisory and Sub-Advisory Agreements and Proposed Investment Advisory, Administration and Sub-Advisory Agreements

     FAM is the investment adviser to Basic Value and Special Value. Pursuant to separate investment advisory agreements between FAM and Basic Value and FAM and Special Value, FAM provides investment advisory and administrative services to these Funds. FAM has entered into separate sub-advisory agreements with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") with respect to Basic Value and Special Value. FAM and MLAM U.K. are collectively referred to in this Item 4 as the "Advisers."

     The current investment advisory agreements are collectively referred to in this Item 4 as the "Current Investment Advisory Agreements." The current sub-advisory agreements are collectively referred to in this Item 4 as the "Current Sub-Advisory Agreements." The Current Investment Advisory Agreements and the Current Sub-Advisory Agreements are collectively referred to in this
Item 4 as the "Current Agreements." Certain information relating to the Current Agreements is set forth below.

-------------------------------------------------------------------------------------------------------------------------
                                                  Date Current
                                                  Investment Advisory                             Description of Board
                                                  Agreement Was Last                              Action Taken with
                                                  Submitted to                                    Respect to Current
                          Date of Current         Shareholder Vote and                            Investment Advisory
                          Investment Advisory     Purpose of Such         Date of Current         Agreement During the
Voting Fund               Agreement               Submission              Sub-Advisory Agreement  Preceding Fiscal Year
-------------------------------------------------------------------------------------------------------------------------

                          May 27, 1997,
                          as amended and
                          supplemented as of      November 14, 1986
Basic Value               January 1, 1994         Annual Renewal          November 5, 1996        Annual Renewal
-------------------------------------------------------------------------------------------------------------------------

                          March 27, 1978
                          as amended and
                          restated as of          November 14, 1986
Special Value             November 4, 1998        Annual Renewal          November 5, 1996        Annual Renewal
-------------------------------------------------------------------------------------------------------------------------

     If the shareholders of a Voting Fund approve the amendment to its charter described in Item 3 to this Combined Proxy Statement, it is expected that such Voting Fund will transfer all of its assets to a corresponding Master Fund in exchange for shares of that Master Fund. Simultaneously with these transfers, it is expected that each Master Fund will enter into a separate investment advisory agreement with FAM (each a "Proposed Investment Advisory Agreement" and collectively, the "Proposed Investment Advisory Agreements") and that each Voting Fund will enter into a separate administration agreement with FAM (each a "Proposed Administration Agreement" and collectively, the "Proposed Administration Agreements"). Pursuant to the Proposed Investment Advisory Agreements, FAM will provide investment advisory and administrative services to each Master Fund. Pursuant to the Proposed Administration Agreements, FAM will provide administrative services or arrange for the provision of such services to each Voting Fund. At the same time, FAM, as investment adviser to each Master Fund, will enter into separate sub-advisory agreements (each a "Proposed Sub-Advisory Agreement" and collectively, the "Proposed Sub-Advisory Agreements") with MLAM U.K. with respect to each Master Fund. MLAM U.K. will provide sub-advisory services to FAM with respect to each Master Fund pursuant to these agreements. The Proposed Investment Advisory Agreements, the Proposed Administration Agreements and the Proposed Sub-Advisory Agreements are collectively referred to in this Item 4 as the "Proposed Agreements."

     The only material differences between the Proposed Agreements and the Current Agreements are: (i) the assets to be managed and administered will be held by each Master Fund rather than by each Voting Fund and (ii) instead of FAM providing investment advisory and administrative services to each of these Voting Funds pursuant to investment advisory agreements, FAM will: (a) provide investment advisory and administrative services to each of the applicable Master Funds pursuant to separate investment advisory agreements, and (b) provide administrative services to each of the applicable Voting Funds pursuant to separate administration agreements.

     The services to be provided by FAM and MLAM U.K. to the Voting Funds and the Master Funds under the Proposed Agreements, considered together, will be identical to the services provided by the Advisers to the Voting Funds under the Current Agreements. As described below, the aggregate annual rate of compensation to be paid under the Proposed Agreements is the same as the aggregate annual rate of compensation payable under the Current Agreements.

Terms of the Proposed Agreements

     Copies of the forms of Proposed Investment Advisory Agreement, Proposed Administration Agreement and Proposed Sub-Advisory Agreement relating to each Voting Fund and each Master Fund are attached hereto as Exhibit C (Basic Value) and Exhibit D (Special Value). Set forth below is a description of the services to be provided under those agreements along with certain other information relating to those agreements.

     Description of Services to be Provided under the Proposed Agreements. Under the Proposed Investment Advisory Agreements, FAM will provide investment research and investment advice to the Master Funds. Subject to certain restrictions, FAM will determine whether to purchase, sell or exchange portfolio securities and will fix the relative asset allocations for each Master Fund. FAM also will perform certain management and administrative services necessary for the operation of the Master Funds. Pursuant to the Proposed Sub-Advisory Agreements, MLAM U.K. will act as investment sub-adviser to FAM with respect to the Master Funds and may perform some of the above-described investment advisory services. Under the Proposed Administration Agreements, FAM will perform administrative services necessary for the operation of the Voting Funds, including (i) preparing and filing reports and other documents required by federal, state and other applicable laws and regulations, (ii) preparing proxy materials, and (iii) overseeing the performance of administrative and professional services rendered to the Voting Funds by their respective service providers.

     Duration and Termination of Proposed Agreements. If a Voting Fund's shareholders approve the applicable Proposed Agreements at its Meeting, such Proposed Agreements will commence on the date that a Voting Fund transfers its assets to the corresponding Master Fund. Unless earlier terminated as described below, such Proposed Agreements will remain in effect for a period of two years from that date and thereafter will continue in effect from year to year if approved annually (a) by a majority of the Board Members or by a majority of the outstanding shares of a Voting Fund or a Master Fund, as applicable, and (b) by a majority of the Board Members who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of a Master Fund or a Voting Fund, as applicable.

Compensation and Expenses

     As stated above, the aggregate annual rate of compensation payable under the Current Agreements is the same as the aggregate annual rate of compensation to be paid under the Proposed Agreements. In the event FAM seeks to increase the aggregate annual rate of compensation to be paid under the Proposed Agreements in the future, the Board of the affected Master Fund and the affected Voting Fund and the shareholders of the affected Master Fund and the affected Voting Fund must approve such increases.

     Under the Current Investment Advisory Agreement applicable to Basic Value, FAM receives a monthly fee for the provision of investment advisory and administrative services at an annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million, 0.50% of the average daily net assets from $100 million to $200 million, and 0.40% of the average daily net assets above $200 million. As compensation for FAM's investment advisory and administrative services to Special Value under the Current Investment Advisory Agreement applicable to Special Value, FAM receives a monthly fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion; 0.725% of the average daily net assets from $1 billion to $1.5 billion, and 0.70% of the average daily net assets above $1.5 billion. Under the Current Sub-Advisory Agreements, the Investment Adviser pays MLAM U.K. a fee for providing investment advisory services to the Investment Adviser with respect to the applicable Voting Fund in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. Such fees will not exceed the amount that the Investment Adviser actually receives for providing services to a Voting Fund under the applicable Current Advisory Agreement.

     Pursuant to the Proposed Investment Advisory Agreements, FAM will receive a monthly fee for the provision of investment advisory and administrative services to the Master Fund that holds the assets of Basic Value at an annual rate of 0.60% and of the average daily net assets of Basic Value for the first $100 million, 0.50% of the average daily net assets from $100 million to $200 million, and 0.40% of the average daily net assets above $200 million. Under the Proposed Administration Agreement with Basic Value, FAM has waived any administrative fees with respect to Basic Value. As compensation for FAM's investment advisory and administrative services to the Master Fund that holds the assets of Special Value under the Proposed Investment Advisory Agreements, FAM will receive a monthly fee at an annual rate of 0.50% of the average daily net assets of the Master Fund for the first $1 billion; 4.75% of the average daily net assets from $1 billion to $1.5 billion, and 0.45% of the average daily net assets above $1.5 billion. As compensation for FAM's administrative services to Special Value under the Proposed Administration Agreement, FAM will receive a monthly fee for administrative services at an annual rate of 0.25% of the average daily net assets of Special Value. Under the Proposed Sub-Advisory Agreements, FAM will pay MLAM U.K. a fee for providing investment advisory services to FAM with respect to the applicable Master Fund in an amount to be determined from time to time by FAM and MLAM U.K. Such fees will not exceed the amount that FAM actually receives for providing services to the applicable Master Fund under the applicable Proposed Investment Advisory Agreement.

     Certain information relating to the investment advisory fees and sub-advisory fees payable by the Voting Funds under the Current Agreements and the proposed investment advisory fees, administration fees and sub-advisory fees to be paid by the Voting Funds and the Master Funds, as applicable, under the Proposed Agreements is set forth below.

-----------------------------------------------------------------------------------------------------------------------------
                  Current Fees+                                                   Proposed Fees
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Total Investment
                                                                                    Administration   Advisory and
                                         Aggregate                                  Fee as a         Administration Fee as
             Investment Advisory Fee     Amount of       Investment Advisory Fee    Percentage of    a Percentage of
             as a Percentage of          Investment      as a Percentage of         Average Daily    Average Daily Net
Voting Fund  Average Daily Net Assets    Advisory Fee    Average Daily Net Assets   Net Assets       Assets
-----------------------------------------------------------------------------------------------------------------------------

Basic Value  0.60% up to $100 mil         $49,616,814#   0.60% up to $ 100 mil      None             0.60% up to $ 100 mil
             0.50% $100 to $200 mil                      0.50% $100 to $200 mil                      0.50% $100 to $200 mil
             0.40% over $200 mil                         0.40% over $200 mil                         0.40% over $200 mil

             Effective Fee: 0.40%#                       Effective Fee: 0.40%#                       Effective Fee: 0.40%#
-----------------------------------------------------------------------------------------------------------------------------

Special      0.75% up to $1 bil           $7,208,238##   0.50% up to $1 bil         0.25%            0.75% up to $1 bil
Value        0.725% $1 bil to $1.5 bil                   0.475%  $1 to $1.5 bil                      0.725% $1 to $1.5 bil
             0.70% over $1.5 bil                         0.45% over $1.5 bil                         0.70% over $1.5 bil

             Effective Fee 0.75%##                       Effective Fee: 0.50%##                      Effective Fee: 0.75%##
-----------------------------------------------------------------------------------------------------------------------------

---------
#    For the fiscal year ended June 30, 1999.
##   For the fiscal year ended March 31, 2000.

+ Neither of the Voting Funds paid any fees to MLAM U.K. under the Current Sub-Advisory Agreements for the fiscal year ended June 30, 1999 (Basic Value) or the fiscal year ended March 31, 2000 (Special Value).


The Boards' Considerations

     In their consideration of the Proposed Agreements, the Boards received information relating to, among other things, alternatives to the present agreements and the nature, quality and extent of the advisory and other services to be provided to the Master Funds by FAM and MLAM U.K. The non-interested Board Members also considered the quality of the personnel providing investment advisory services to the Voting Funds, representations made by FAM and MLAM U.K. that there will be no material adverse change in the services provided to the Voting Funds and the Master Funds after the restructuring of each Voting Fund into a "master/feeder" structure, the relative profitability of the present agreements to the Investment Adviser and MLAM U.K., and information about the services to be performed and the personnel who will perform such services under the Proposed Agreements. The non-interested Board Members were advised by their own counsel in connection with their review of the Proposed Agreements.

Payments to Affiliates of FAM by the Voting Funds or FAM

     The Investment Adviser provides accounting services to each Voting Fund at its cost and each Voting Fund reimburses the Investment Adviser for these accounting services. After approval of the Proposed Agreements, FAM will provide or arrange for the provision of these services to each Master Fund and to each Voting Fund. Information relating to the amounts paid to the Investment Adviser by each Voting Fund for accounting services is set forth below for its most recently completed fiscal year.

------------------------------------------------------------------------------
                                                         Amount Paid to the
                                                       Investment Adviser for
        Voting Fund         For the Fiscal Year          Accounting Services
------------------------------------------------------------------------------
Basic Value                 June 30, 1999                     $522,101
------------------------------------------------------------------------------
Special Value               March 31, 2000                    $119,537
------------------------------------------------------------------------------

     Financial Data Services, Inc. ("FDS"), an affiliate of FAM and MLAM, acts as the transfer agent for each Voting Fund pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreements (the "Transfer Agency Agreements"). Pursuant to the Transfer Agency Agreements, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. After the approval of the Proposed Agreements, FDS will provide or arrange for the provision of these services to each Voting Fund. Information relating to the transfer agency fees paid by each Voting Fund is set forth below for its most recently completed fiscal year.

------------------------------------------------------------------------------
                                                        Amount Paid to FDS
                                                           for Transfer
    Voting Fund         For the Fiscal Year               Agency Services
------------------------------------------------------------------------------
Basic Value              June 30, 1999                       $17,441,962
------------------------------------------------------------------------------
Special Value            March 31, 2000                       $2,598,064
------------------------------------------------------------------------------

     Basic Value and Special Value have adopted separate distribution plans for their Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan"). The Distribution Plans provide for the payment of account maintenance fees and distribution fees by Basic Value and Special Value to Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"), to compensate the Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") (pursuant to separate sub-agreements) for the performance of certain account maintenance, shareholder and distribution services. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide the above described services to Basic Value and Special Value. Information relating to the fees paid to the Distributor and MLPF&S by Basic Value and Special Value pursuant to the Distribution Plans is set forth below for the most recently completed fiscal year of Basic Value and Special Value, respectively.

------------------------------------------------------------------------------
                                                             Amount Paid by
                                     Amount Paid to          Distributor to
                  For the            Distributor Under      MLPF&S Pursuant to
Voting Fund       Fiscal Year        Distribution Plans     Distribution Plans
------------------------------------------------------------------------------
Basic Value       June 30, 1999         $55,947,275             $55,947,275
------------------------------------------------------------------------------
Special Value     March 31, 2000        $ 5,125,986             $ 5,125,986
------------------------------------------------------------------------------

     Shareholders of Basic Value and Special Value pay sales charges to the Distributor pursuant to an initial sales charge arrangement or a deferred sales charge arrangement. These sales charges provide for the financing of the distribution of the shares of each Voting Fund by the Distributor and MLPF&S, as a selected dealer. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide these distribution services to each Voting Fund. Information relating to the sales charges paid by shareholders of each Voting Fund to the Distributor and the amounts paid by the Distributor to MLPF&S pursuant to the initial sales charge arrangements and the deferred sales charge arrangements is set forth below for the most recently completed fiscal year of each Voting Fund.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Aggregate                                               Aggregate Amount
                                                          Amount of                            Aggregate Amount   of Deferred
                                                          Initial Sales     Aggregate Amount   of Deferred        Sales Charge
                                       Aggregate Amount   Charges           of Initial Sales   Sales Charges      Paid by
                    For the Fiscal     of Initial Sales   Retained By       Charges Paid to    Received By        Distributor to
   Voting Fund      Year               Charges Collected  Distributor       MLPF&S             Distributor        MLPF&S
-----------------------------------------------------------------------------------------------------------------------------------
Basic Value         June 30, 1999      $1,369,030         $91,578           $1,277,452         $6,305,681          $6,305,681
-----------------------------------------------------------------------------------------------------------------------------------
Special Value       March 31, 2000     $  141,263         $ 9,058           $  132,205         $  698,285          $  698,285
-----------------------------------------------------------------------------------------------------------------------------------

     MLPF&S is an affiliated person, as defined in the Investment Company Act, of FAM because MLPF&S and FAM are under the common control of ML & Co. Information relating to the brokerage commissions paid to MLPF&S, is set forth in the following table for the most recently completed fiscal year of each Voting Fund:

----------------------------------------------------------------------------------------------------------------------
                                                                                                Percentage of
                                                                         Brokerage              Aggregate Brokerage
                                                 Aggregate Brokerage     Commissions Paid to    Commissions Paid to
Voting Fund               For the Fiscal Year    Commissions Paid        MLPF&S                 MLPF&S
----------------------------------------------------------------------------------------------------------------------

Basic Value               June 30, 1999          $4,235,940              $194,500                       4.59%
----------------------------------------------------------------------------------------------------------------------

Special Value             March 31, 2000         $2,400,284              $239,441                       9.98%
----------------------------------------------------------------------------------------------------------------------


Information Relating to FAM and MLAM U.K.

     FAM is organized as is limited partnership. The general partner of FAM is Princeton Services, Inc. ("Princeton Services"). The limited partner of FAM is ML & Co. Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. ("Merrill Lynch Group"). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control FAM through their ownership of the voting securities of FAM and their power to exercise a controlling influence over the management and policies of FAM.

     MLAM U.K., a corporation organized under the laws of the United Kingdom, is an affiliate of FAM. MLAM U.K. is a wholly-owned subsidiary of Merrill Lynch Europe Limited ("Merrill Lynch Europe"). Merrill Lynch Europe is a wholly-owned subsidiary of Merrill Lynch International Holdings, Inc. ("Merrill Lynch International Holdings"). Merrill Lynch International Holdings is a wholly-owned subsidiary of Merrill Lynch International Incorporated ("Merrill Lynch International"). Merrill Lynch International is a wholly-owned subsidiary of ML & Co. Merrill Lynch Europe, Merrill Lynch International Holdings, Merrill Lynch International and ML & Co. control MLAM U.K. through their power to exercise a controlling influence over the management and policies of MLAM U.K.

     Jeffrey M. Peek is the President of FAM and MLAM. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML & Co. The address of Mr. Peek, FAM, MLAM and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

     Terry K. Glenn is the Chairman and a Director of MLAM U.K. Mr. Glenn also serves as Executive Vice President of FAM and MLAM, Executive Vice President and Director of Princeton Services, President and Director of the Distributor and President of Princeton Administrators, L.P. Nicholas C.D. Hall is a Director of MLAM U.K. Mr. Hall also serves as a Director of Mercury Asset Management, Ltd. and the Institutional Liquidity Fund plc and as General Counsel for Merrill Lynch Mercury Asset Management. James T. Stratford serves as an Alternate Director of MLAM U.K. Mr. Stratford also serves as a Director of Mercury Asset Management Group Ltd. and as Head of Compliance of Merrill Lynch Mercury Asset Management. Carol Ann Langham serves as an Alternate Director and Company Secretary for MLAM U.K. The address of MLAM U.K., Messrs. Hall and Stratford and Ms. Langham is 33 King William Street, London EC4R 9AS, England. The address of Mr. Glenn is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     The name of each officer or director of the Voting Funds who is an officer, employee or director of FAM or MLAM or a former officer, employee or director of FAM or MLAM is set forth in Exhibit A to this Combined Proxy Statement.

Information Relating to Similar Funds

     FAM and MLAM are the investment advisers for other investment companies with investment objectives that are similar to the investment objectives of the Voting Funds ("Similar Funds"). The following table provides certain information relating to each Similar Fund.

------------------------------------------------------------------------------------------------------------------------
                                                                              Annual Rate of
                                                      Net Assets as of        Investment Advisory      Administration
Voting Fund                     Similar Fund          April 28, 2000          or Management Fee              Fee
------------------------------------------------------------------------------------------------------------------------
Basic Value              Fundamental Growth Fund         $5,685,330,084                0.62%(a)              N/A
------------------------------------------------------------------------------------------------------------------------
Basic Value              Basic Value Focus Fund          $1,115,352,313                0.60%(b)              N/A
------------------------------------------------------------------------------------------------------------------------
                         EQ Advisors Trust:
                         Mercury Basic Value Equity
Basic Value              Portfolio
------------------------------------------------------------------------------------------------------------------------
Special Value            Global Small Cap Fund           $  169,478,336                0.85%(b)              N/A
------------------------------------------------------------------------------------------------------------------------
Special Value            Small Cap Value Focus Fund      $  566,076,598                0.75%(b)              N/A
------------------------------------------------------------------------------------------------------------------------

---------
(a) This Similar Fund pays a monthly fee at an annual rate of 0.65% of the average daily net assets of the Fund not exceeding $1 billion, 0.625% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion and 0.60% of average daily net assets in excess of $1.5 billion. As set forth above, for the fiscal year ended August 31, 1999, the Investment Adviser received a fee equal to 0.62% of the aggregate of the average daily net assets.

(b) These Similar Funds pay a monthly fee at the applicable listed annual rate based on their respective average daily net assets.


     The Boards of Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc. recommend that the respective shareholders of those Funds vote FOR the proposal to approve the proposed investment advisory, administration and sub-advisory agreements.

ITEM 5: TO APPROVE CERTAIN CHANGES TO THE INVESTMENT RESTRICTIONS OF INTERMEDIATE GOVERNMENT BOND PORTFOLIO, LONG TERM CORPORATE BOND PORTFOLIO, HIGH YIELD PORTFOLIO, CAPITAL STOCK PORTFOLIO, GROWTH STOCK PORTFOLIO, MULTIPLE STRATEGY PORTFOLIO, NATURAL RESOURCES PORTFOLIO, GLOBAL STRATEGY PORTFOLIO AND BALANCED PORTFOLIO OF THE MERRILL LYNCH SERIES FUND, INC.

     Only Shareholders of the applicable Portfolios of the Series Fund may vote with respect to Item 5.

Introduction

     The Series Fund has adopted investment restrictions that govern generally the operations of each of its 10 portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Management of the Series Fund believes it appropriate to modify certain investment restrictions (which are fundamental policies) and change certain fundamental policies to non-fundamental policies. The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to (a) the classification and subclassification under the 1940 Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons, (e) concentrating investments in a particular industry or group of industries, (f) purchasing and selling real estate or commodities, (g) making loans to other persons, and
(h) changing the nature of the business so as to cease to be an investment company. When the Series Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of 1996) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive.

     Accordingly, the Board of the Series Fund authorized a review of the Fund's investments restrictions in order to: (i) modernize the Fund's policies that are required to be fundamental and make them consistent with those of other investment companies advised by MLAM, the Series Fund's investment adviser and (ii) reclassify as non-fundamental any policies that are not required to be fundamental under the 1940 Act. Non-fundamental policies can be changed by vote of a majority of the Series Fund's Board members at any time without shareholder approval, subject to compliance with applicable Securities and Exchange Commission ("SEC") disclosure requirements. The current fundamental policies of each Portfolio are set forth in Exhibit E.

     The proposed investment restrictions are designed to provide each Portfolio with as much investment flexibility as possible under the 1940 Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law." Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Series Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

Changes in Investment Restrictions

     Set forth below is each proposed fundamental policy of Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for such Portfolios.

     Each of these Portfolios may not:

     1. Except with respect to the Natural Resources and Global Strategy Portfolios, make any investment inconsistent with the Portfolio's classification as a diversified company under the 1940 Act.

     Commentary: The proposed restriction clarifies the current restriction in effect with respect to the classification of each applicable Portfolio as a diversified investment company. Under the 1940 Act, a diversified investment company, with respect to 75% of its total assets, may not invest more than 5% of its assets in the securities of any single issuer. The current restriction in effect prohibits a Portfolio, with respect to 100% of its total assets, from investing more than 5% of its assets in the securities of any single issuer. The proposed restriction is not expected to have any material effect on the portfolio management of the applicable Portfolios.

     2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

     Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

     3. Make investments for the purpose of exercising control or management.

     Commentary: The proposed restriction is substantially similar to the current restriction in effect, except that the proposed restriction does not refer to a Portfolio acting alone or together with any other Portfolio or Portfolios. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

     4. Purchase or sell real estate, except that a Portfolio may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

     Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in real estate, except that the proposed restriction would permit the Portfolios to invest in securities directly or indirectly secured by real estate or issued by companies which invest in real estate, such as real estate investment trusts.

     5. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities, except that it deletes the specific restriction on investing in oil, gas or other mineral exploration or development programs. These prohibited investments are included in the proposed restriction's general prohibition on investing in commodities or contracts on commodities. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

     6. Make loans to other persons, except that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and lending portfolio securities. Applicable law generally permits the lending of a fund's portfolio securities in an amount up to 33-1/3% of the fund's total assets less all liabilities and indebtedness not represented by the lending, provided that such loans are made in accordance with prescribed guidelines which are set forth in the fund's Statement of Additional Information. The proposed restriction is not expected to have any material effect on the portfolio management of the Portfolios.

     7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its assets for temporary purposes, (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio's investment policies as set forth in the Prospectus and the Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

     Commentary: The proposed restriction with respect to borrowing money would permit a Portfolio to borrow money from banks in an amount up to 33-1/3% of the Portfolio's total assets, and would permit the Portfolio to borrow up to an additional 5% of its total assets for temporary purposes. The current restriction in effect permits a Portfolio to borrow money from banks in an amount up to 10% of the Portfolio's total assets and to pledge its assets to secure borrowings up to 10% of the Portfolio's total assets. Borrowings constitute leverage, which involves risk. Leveraging will magnify declines as well as increases in the value of a Portfolio's assets and in the yield on the Portfolio's holdings.

     With regard to purchases on margin, under current applicable law, a Portfolio may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Portfolio may obtain short term credit as necessary for the clearance of transactions. However, a Portfolio may pay initial or variation margin in connection with futures and related options transactions without regard to this prohibition.

     8. Issue senior securities to the extent such issuance would violate applicable law.

     Commentary: The Portfolios currently are not subject to an investment restriction similar to the proposed restriction, but they are so limited under applicable law. The proposed restriction, therefore, imposes a limitation on the issuance of senior securities based upon applicable law and will have no effect on the portfolio management of the Portfolios.

     Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Portfolio has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Portfolio for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Portfolio's total assets when the loan is made.

     Certain other investment techniques, which involve leverage or establish a prior claim to a Portfolio's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which a Portfolio can engage in any of these practices, which may constitute the issuance of senior securities, is governed by applicable law. Accordingly, adoption of this fundamental investment restriction will not change the Portfolio's existing practices with respect to senior securities.

     Investments in swaps, to the extent permitted, are not treated as senior securities so long as the Portfolio segregates high-grade liquid debt securities with the Series Fund's custodian in an amount equal to any net payments required to be made on the swaps.

     9. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     Commentary: The proposed restriction is identical to the current restriction in effect.

     If approved by the shareholders of a Portfolio of the Series Fund, the above-listed restrictions will replace the fundamental investment restrictions for that Portfolio and, accordingly, will become the only fundamental investment restrictions under which that Portfolio will operate.

     Proposed Non-Fundamental Investment Restrictions. The Board of the Series Fund has adopted the following non-fundamental investment restrictions for each Portfolio except the Money Reserve Portfolio, subject to the approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions.

     Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Series Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Prospectus.

     Under the proposed non-fundamental investment restrictions, each Portfolio (except the Money Reserve Portfolio) may not:

     Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

     Commentary: Each Portfolio currently has a restriction which prohibits it from acquiring securities of other investment companies as a fundamental, rather than a non-fundamental, restriction. Applicable law currently allows each such Portfolio to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Portfolio, (ii) 5% of the Portfolio's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Portfolio's total assets, taken at market value, would be invested in such securities, and (iv) the Portfolio, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

     Make short sales of securities or maintain a short position, except that the Multiple Strategy, Natural Resources and Global Strategy Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts.

     Commentary: This non-fundamental policy on engaging in short sales is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on short sales as a fundamental policy.

     Purchase any securities on margin, except that a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and the Multiple Strategy, Natural Resources and Global Strategy Portfolios may purchase securities on margin to the extent permitted by applicable law.

     Commentary: This non-fundamental policy on purchasing securities on margin is substantially the same as the corresponding fundamental restriction currently applicable to the Portfolios. Under current applicable law, the Multiple Strategy, Natural Resources and Global Strategy Portfolios may pay initial or variation margin in connection with transactions in options, forward currency contracts, futures contracts and options on futures contracts without regard to this prohibition. Current applicable law does not require a fund to state its policy on purchasing securities on margin as a fundamental policy.

     Except for the Multiple Strategy, Natural Resources and Global Strategy Portfolios, write, purchase or sell puts, calls or combinations thereof, except that the Capital Stock Portfolio and the Balanced Portfolio may write covered call options.

     Commentary: This non-fundamental policy on purchasing or selling puts, calls or combinations thereof is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on puts, calls or combinations thereof as a fundamental policy.

     Except with respect to the Capital Stock Portfolio, the Natural Resources Portfolio, the Global Strategy Portfolio and the Multiple Strategy Portfolio, invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, and in the case of the Capital Stock Portfolio 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange. (As a matter of operating policy, however, the Multiple Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% of its total assets would be invested in such securities. In addition, the Balanced Portfolio, as a matter of operating policy, does not intend to invest any portion of its assets in the securities of foreign issuers.) Consistent with the general policy of the SEC, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made. or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

     Commentary: This non-fundamental policy on investing in foreign securities is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on investing in foreign securities as a fundamental policy.

     Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     Commentary: This non-fundamental policy on joint trading is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on joint trading as a fundamental policy.

     Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     Commentary: This non-fundamental policy on purchasing securities in which the Fund's officers and directors have an interest is identical to the corresponding fundamental restriction currently applicable to the Portfolios. Current applicable law does not require a fund to state its policy on purchasing securities in which the Fund's officers and directors have an interest as a fundamental policy

     The Board of the Series Fund recommends that shareholders of each applicable Portfolio of the Series Fund vote FOR approval of the changes to the investment restrictions of the Portfolios.

ITEM 6: TO APPROVE CERTAIN CHANGES TO THE INVESTMENT RESTRICTIONS OF THE MONEY RESERVE PORTFOLIO OF THE MERRILL LYNCH SERIES FUND, INC.

     Only Shareholders of the Money Reserve Portfolio of the Series Fund may vote with respect to Item 6.

Introduction

     The Series Fund has adopted investment restrictions that govern generally the operations of the Money Reserve Portfolio. Management of the Series Fund believes it appropriate to modify certain investment restrictions (which are fundamental policies). The 1940 Act requires that a relatively limited number of investment policies and restrictions be designated as fundamental policies that may not be changed without shareholder approval. These policies relate to
(a) the classification and subclassification under the 1940 Act within which a fund may operate, (b) borrowing money, (c) issuing senior securities, (d) engaging in the business of underwriting securities issued by other persons,
(e) concentrating investments in a particular industry or group of industries,
(f) purchasing and selling real estate or commodities, (g) making loans to other persons, and (h) changing the nature of the business so as to cease to be an investment company. When the Series Fund was formed, its Board designated a number of other policies as fundamental, in large part in response to certain regulatory requirements (e.g., state regulatory requirements that have since been repealed or are no longer applicable as a result of the passage of the National Securities Markets Improvement Act of
1996) or business or industry conditions that no longer exist, and adopted certain restrictions now believed to be unduly restrictive.

     Accordingly, the Board of the Series Fund authorized a review of the Fund's investments restrictions in order to modernize the Fund's policies that are required to be fundamental and make them consistent with those of other investment companies advised by MLAM, the Series Fund's investment adviser. The current fundamental policies of the Money Reserve Portfolio are set forth in Exhibit E.

     The proposed investment restrictions are designed to provide the Money Reserve Portfolio with as much investment flexibility as possible under the 1940 Act and applicable state securities regulations, and to help promote operational efficiencies and facilitate monitoring of compliance. Shareholders should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law." Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Series Fund to seek a shareholder vote to amend the restriction to conform to applicable law, as revised.

Changes in Investment Restrictions

     Set forth below is each proposed fundamental policy of the Money Reserve Portfolio, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the Money Reserve Portfolio.

The Money Reserve Portfolio may not:

     1. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; and instruments issued by domestic banks; and for purposes of this restriction, issuers of asset-backed and mortgage-backed securities will not be considered to be in an industry).

     Commentary: The proposed restriction simplifies the current restriction in effect with respect to concentration in a particular industry. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

     2. Make investments for the purpose of exercising control or management.

     Commentary: The proposed restriction is substantially similar to the current restriction in effect, except that the proposed restriction does not refer to the Money Reserve Portfolio acting alone or together with any other Portfolio or Portfolios. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

     3. Underwrite securities of other issuers insofar as the Money Reserve Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

     Commentary: The Money Reserve Portfolio currently is not subject to a restriction similar to the proposed restriction; however, the proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

     4. Purchase or sell real estate, except that, to the extent permitted by applicable law. The Money Reserve Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests, therein.

     Commentary: The proposed restriction is substantially similar to the current restriction in effect, except that the proposed restriction would permit the Money Reserve Portfolio to invest in securities directly or indirectly secured by real estate or issued by companies which invest in real estate, such as real estate investment trusts.

     5. Borrow money, except that (i) the Money Reserve Portfolio may borrow from banks (as defined in the Investment Company Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) the Money Reserve Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Reserve Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Reserve Portfolio may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Money Reserve Portfolio may not pledge its assets other than to secure such borrowing or to the extent permitted by the Money Reserve Portfolio's investment policies as set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

     Commentary: The proposed restriction with respect to borrowing would permit the Money Reserve Portfolio to borrow money from banks in an amount up to 33-1/3% of the Portfolio's total assets, and would permit the Money Reserve Portfolio to borrow up to an additional 5% of its total assets for temporary purposes. The current restriction in effect permits the Money Reserve Portfolio to borrow money from banks in an amount up to 10% of the Portfolio's total assets and to pledge its assets to secure borrowings up to 10% of the Portfolio's total assets. Borrowings constitute leverage which involves risk. Leveraging will magnify declines as well as increases in the value of the Portfolio's assets and in the yield on the Portfolio's holdings.

     With regard to purchases on margin, under current applicable law, the Money Reserve Portfolio may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that the Portfolio may obtain short term credit as necessary for the clearance of transactions.

     6. Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instrument shall not be deemed to be the making of a loan, and except further that the Money Reserve Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     Commentary: The proposed restriction is substantially similar to the current restrictions in effect with respect to making loans and lending portfolio securities. Applicable law generally permits the lending of a fund's portfolio securities in an amount up to 33-1/3% of the fund's total assets less all liabilities and indebtedness not represented by the lending, provided that such loans are made in accordance with prescribed guidelines which are set forth in the fund's Statement of Additional Information. The proposed restriction will have no effect on the portfolio management of the Money Reserve Portfolio.

     7. Issue senior securities to the extent such issuance would violate applicable law.

     Commentary: The Money Reserve Portfolio currently is not subject to an investment restriction similar to the proposed restriction, but it is so limited under applicable law. The proposed restriction, therefore, imposes a limitation on the issuance of senior securities based upon applicable law and will have no effect on the portfolio management of the Money Reserve Portfolio.

     8. Purchase or sell commodities or contracts on commodities, except to the extent that the Money Reserve Portfolio may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     Commentary: The proposed restriction is substantially similar to the current restriction in effect with respect to investing in commodities or contracts on commodities. Current applicable law prohibits the Money Reserve Portfolio from investing in commodities or contracts on commodities. The proposed restriction will have no effect on the portfolio management of the Portfolio.

     The Board of the Series Fund recommends that Shareholders of the Money Reserve Portfolio vote FOR approval of the changes to the investment restrictions of the Money Reserve Portfolio.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

     In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the applicable Fund. The Funds have retained ____________________ to aid in the solicitation of proxies, at a cost to be borne by the Funds of approximately $__________________, plus out-of-pocket expenses of approximately $________________________.

     A quorum for purposes of the Meetings for Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Series Fund, Inc. and Merrill Lynch Special Value Fund, Inc. consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy.

     A quorum for purposes of the Meetings for Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Index Funds, Inc. and Quantitative Master Series Trust consists of holders of one-third of the shares entitled to vote at the Meetings, present in person or by proxy.

     If, by the time scheduled for the Meetings, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the applicable Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the applicable Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the applicable Fund's shareholders. In the case of the Master Trust and the Index Funds no additional notice will be provided to you in the event a Meeting is adjourned.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

     1)   "FOR" the election of the Fund's Board Member nominees;

          For Index Funds, action taken by its shareholders in connection with the election of its Board Members will also be taken by such Fund as a shareholder of the Master Trust, in connection with the election of the Master Trust's Board Members.

     2) "FOR" the ratification of the selection of independent auditors to serve for each Fund's current fiscal year;

          For Index Funds, action taken by its shareholders in connection with the ratification of the selection of independent auditors will also be taken by such Fund as a shareholder of the Master Trust, in connection with the ratification of the selection of independent auditors of the Master Trust.

     With respect to the proxies submitted by shareholders of all of the Funds, except the Index Funds, Series Fund and Master Trust.

     3) "FOR" the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

          With respect to proxies submitted by shareholders of Merrill Lynch Basic Value Fund, Inc. and Merrill Lynch Special Value Fund, Inc.

     4) "FOR" the approval of the proposed Investment Advisory, Administration and Sub-Advisory Agreements;

     With respect to proxies submitted by shareholders of the Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund:

     5) "FOR" certain changes to the investment restrictions of such Portfolios of the Series Fund; and

     With respect to proxies submitted by shareholders of the Money Reserve Portfolio of the Series Fund.

     6) "FOR" certain changes to the investment restrictions of the Money Reserve Portfolio of the Series Fund.

     With respect to each Item to be voted on at the Meetings, assuming a quorum is present, approval of each Item will require the affirmative vote of shareholders indicated in the chart below. For purposes of this Combined Proxy Statement, a "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Item 3. Approval of a
                                                                                  Charter Amendment to     Item 4.  Investment
                                                                                  Permit the               Advisory,
                                                        Item 2. Ratification of   Reorganization of the    Administration and
                               Item 1. Election of      Selection of              Fund into a Master/      Sub-Advisory Agreement
            Fund               Board Members            Independent Auditors      Feeder Structure         Proposal
-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value      Affirmative vote of a    Affirmative vote of a     Affirmative vote of      Affirmative vote of
Fund, Inc.                     plurality of the votes   majority of votes cast    two-thirds of the        the lesser of (i) 67%
                               cast                                               votes entitled to be     of the shares
                                                                                  cast                     represented at the
                                                                                                           Meeting at which more
                                                                                                           than 50% of the
                                                                                                           outstanding shares are
                                                                                                           represented or (ii)
                                                                                                           more than 50% of the
                                                                                                           outstanding shares

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Fund,    Affirmative vote of a    Affirmative vote of a     Affirmative vote of a    Not Voting
Inc.                           plurality of the votes   majority of votes cast    majority of the votes
                               cast                                               entitled to be cast

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Disciplined      Affirmative vote of a    Affirmative vote of a     Affirmative vote of a    Not Voting
Equity Fund, Inc.              plurality of the votes   majority of votes cast    majority of the votes
                               cast                                               entitled to be cast

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Global Growth    Affirmative vote of a    Affirmative vote of a     Affirmative vote of a    Not Voting
Fund, Inc.                     plurality of the votes   majority of votes cast    majority of the votes
                               cast                                               entitled to be cast

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Global           Affirmative vote of a    Affirmative vote of a     Affirmative vote of      Not Voting
Resources Trust                majority of the shares   majority of the shares    two-thirds of the
                               represented at the       represented at the        votes entitled to be
                               Meeting                  Meeting                   cast

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Index Funds,     Affirmative vote of a    Affirmative vote of a     Not Voting               Not Voting
Inc.                           plurality of the votes   majority of the votes
                               cast                     cast

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Series Fund,     Affirmative vote of a    Affirmative vote of a     Not Voting               Not Voting
Inc.                           plurality of the votes   majority of votes cast
                               cast

-----------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Special Value    Affirmative vote of a    Affirmative vote of a     Affirmative vote of      Affirmative vote of
Fund, Inc.                     plurality of the votes   majority of votes cast    two-thirds of the        the lesser of (i) 67%
                               cast                                               votes entitled to be     of the shares
                                                                                  cast                     represented at the
                                                                                                           Meeting at which more
                                                                                                           than 50% of the
                                                                                                           outstanding shares are
                                                                                                           represented or (ii)
                                                                                                           more than 50% of the
                                                                                                           outstanding shares

-----------------------------------------------------------------------------------------------------------------------------------
Quantitative Master Series     Affirmative vote of      Affirmative vote of a     Not Voting               Not Voting
Trust                          the holders of a         majority of the votes
                               majority of the          cast at a Meeting,
                               interests in the         present in person or by
                               Master Trust entitled    proxy
                               to vote

-----------------------------------------------------------------------------------------------------------------------------------

     Only the shareholders of Intermediate Government Bond Portfolio, Long Term Corporate Bond Portfolio, High Yield Portfolio, Capital Stock Portfolio, Growth Stock Portfolio, Multiple Strategy Portfolio, Natural Resources Portfolio, Global Strategy Portfolio and Balanced Portfolio of the Series Fund are entitled to vote on Item 5. With respect to Item 5, shareholders of each applicable Portfolio of the Series Fund will vote separately on the Item. Only the shareholders of the Money Reserve Portfolio of the Series Fund are entitled to vote on Item 6. With respect to Items 5 and 6, assuming a quorum is present at the Meeting of the shareholders of the relevant Portfolio of the Series Fund, approval of each such Item by the relevant Portfolio will require the affirmative vote of the lesser of (i) 67% of the Portfolio's shares represented at the Meeting at which more than 50% of the Portfolio's outstanding shares are represented or (ii) more than 50% of the Portfolio's outstanding shares.

     Broker-dealer firms, including MLPF&S, holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2), the proposed charter amendment (Item 3), and the proposed investment advisory, administration and sub-advisory agreements (Item 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Items 5 and 6. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1, Item 2, Item 3 and Item 4 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 (for Maryland corporations). Abstentions and broker non-votes will have the same effect as a vote against Items 3, 4, 5 and 6 (for Maryland corporations) and Items 1, 2, and 3 (for Global Resources, a Massachusetts business trust). For the Master Trust, abstentions and broker non-votes will have the same effect as a vote against Item 1 and will not have an effect on the vote on Item 2.

     If Item 3 authorizing the reorganization of certain funds into a master/feeder structure is approved by the shareholders of Global Resources, at its Meeting and effected by Global Resources, any shareholder of Global Resources (i) who files with Global Resources, before the taking of the vote on the approval of such proposal, written objection to such proposal stating that he or she intends to demand payment for his or her shares if any reorganization authorized by such proposal takes place and (ii) whose shares are not voted in favor of such proposal, has or may have the right to demand in writing from Global Resources, within twenty days after the date of mailing to him or her of notice in writing that the reorganization has become effective, payment for his or her shares and an appraisal of the value thereof. Global Resources and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of Global Resources to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act.

Address of Investment Adviser

     The principal office of the Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

     Each Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report, if any, to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

     The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of Shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Funds. Each Fund also would be required to hold a special shareholders' meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The charter or by-laws provide that a shareholders' meeting may be called at the request of a majority of the Board Members or of 10% of the outstanding shares of Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Index Funds, Inc., Merrill Lynch Special Value Fund, Inc., and Quantitative Master Series Trust (or a portfolio thereof if the Meeting relates solely to that portfolio) or 25% of the outstanding shares of Merrill Lynch Series Fund, Inc. (or a portfolio thereof if the Meeting relates solely to that portfolio) or a majority of the outstanding shares of Merrill Lynch Disciplined Equity Fund, Inc. and Merrill Lynch Global Growth Fund, Inc. entitled to vote at such meeting.

Shareholder Proposals

     A shareholder proposal intended to be presented at any subsequent meetings of shareholders of the Funds must be received by that Fund in a reasonable time before the Board's solicitation relating to such meeting is to be made in order to be considered in that Fund's proxy statement and form of proxy relating to the meeting.

                              By Order of the Boards of Directors

                              Thomas D. Jones, III
                              Secretary of Merrill Lynch Basic Value Fund, Inc. Merrill Lynch Capital Fund, Inc.
                              Merrill Lynch Global Growth Fund, Inc.
                              Merrill Lynch Global Resources Trust and
                              Merrill Lynch Special Value Fund, Inc.

                              Phillip S. Gillespie
                              Secretary of Merrill Lynch Disciplined Equity Fund, Inc.

                              Allan J. Oster
                              Secretary of Merrill Lynch Series Fund, Inc.

                              Ira P. Shapiro
                              Secretary of Merrill Lynch Index Funds, Inc and Quantitative Master Series Trust.

Dated:  May __, 2000

                                        ---------------------------------------
                                        ---------------------------------------

MERRILL LYNCH ASSET MANAGEMENT          Sign, Date, and Return the Proxy Card
4800 DEER LAKE DRIVE EAST               Promptly Using the Enclosed Envelope.
JACKSONVILLE, FLORIDA  32246-6484

                                        To vote by Telephone

                                        1)   Read the Proxy Statement and have
                                             the Proxy Card below at hand.

                                        2)   Call 1-800-690-6903.

                                        3)   Enter the 12-digit control number
                                             set forth on the Proxy Card and
                                             follow the simple instructions.

                                        To vote by Internet

                                        1)   Read the Proxy Statement and have
                                             the Proxy Card below at hand.

                                        2)   Go to Website www.proxyvote.com.

                                        3)   Enter the 12-digit control number
                                             set forth on the Proxy Card and
                                             follow the simple instructions.

                                             If you own shares in more than
                                        one Fund and you wish to receive an
                                        individual ballot for each Fund, check
                                        the box in the lower right-hand corner
                                        of this Proxy Card and a separate
                                        proxy card for each Fund in which you
                                        hold shares will be sent to you. If
                                        you do not request separate proxy
                                        cards and utilize this Proxy Card, all
                                        of the shares you own in each Fund
                                        will be voted in the manner specified
                                        on this Proxy Card.

------------------------------------------------------------------------------






------------------------------------------------------------------------------
TO VOTE, MARK BLOCKS BELOW IN                KEEP THIS PORTION FOR YOUR
BLUE OR BLACK INK AS FOLLOWS:      MLYNGC    RECORDS
------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------

To elect a Board of Directors (which
term as used herein refers to both
Directors and Trustees) of each Fund
(and the Master Trust) until their
successors have been duly elected and
qualified or until their earlier
resignation or removal:

Vote On Directors

1.   For all Funds 01) M. Colyer Crum,       For    Withhold     For All      To withhold authority to vote, mark
     02) Laurie Simon Hodrick, 03) Terry     All       All       Except       "For All Except" and write the
     K. Glenn, 04) Jack B. Sunderland,                                        nominee's number on the line below.
     05) Stephen B. Swensrud, 06) J.
     Thomas Touchton, 07) Fred G. Weiss,     |_|       |_|         |_|        ____________________________________
     and 08) Arthur Zeikel.


Vote On Proposals

2.  For all Funds:  To consider and act     For   Against   Abstain  3.  For all Funds except the Index     For    Against  Abstain
    upon a proposal to ratify the           |_|     |_|       |_|        Funds, Series Fund and Master      |_|      |_|       |_|
    selection of independent auditors                                    Trust:  To consider and act
    of each Fund (and the Master Trust)                                  upon a proposal to amend the
    for its current fiscal year.                                         Fund's charter to permit the
                                                                         Board of Directors to convert
                                                                         the Fund to a master/feeder
                                                                         structure.

4.  For Merrill Lynch Basic Value Fund,     |_|     |_|       |_|
    Inc. and Merrill Lynch Special Value
    Fund,  Inc.: To consider and act upon
    the proposed Investment Advisory,
    Administration and Sub-Advisory
    Agreements.


With respect to Items 5 and 6, solely
for the Merrill Lynch Series Fund, Inc.
portfolio named in the specific
proposal:

                                                                                                            For    Against  Abstain

5.  For each portfolio of the Series Fund                            6.  For the Money Reserve Portfolio    |_|      |_|       |_|
    listed below:  To consider and act                                   of the Series Fund: To consider
    upon a proposal to change the                                        and act upon a proposal to change
    investment restrictions of:                                          the investment restrictions of
                                            For   Against   Abstain      the Money Reserve Portfolio of
    a. Intermediate Government Bond                                      the Series Fund.
       Portfolio                            |_|     |_|       |_|
                                                                     7.  To transact such other business
    b. Long Term Corporate Bond             |_|     |_|       |_|        as may properly come before the
       Portfolio                                                         Meeting or any adjournment
                                                                         thereof.
    c. High Yield Portfolio                 |_|     |_|       |_|

    d. Capital Stock Portfolio              |_|     |_|       |_|

    e. Growth Stock Portfolio               |_|     |_|       |_|

    f. Multiple Strategy Portfolio          |_|     |_|       |_|

    g. Natural Resources Portfolio          |_|     |_|       |_|

    h. Global Strategy Portfolio            |_|     |_|       |_|

    i. Balanced Portfolio                   |_|     |_|       |_|
                                                                           If you own  shares  in more  than one Fund and
                                                                      you wish to receive an  individual  ballot for each      |_|
                                                                      Fund,  check this box and a separate proxy card for
                                                                      each Fund in which you hold  shares will be sent to
                                                                      you.  If you do not  request  separate  proxy cards
                                                                      and utilize this proxy card,  all of the shares you
                                                                      own in  each  Fund  will  be  voted  in the  manner
                                                                      specified on this proxy card.

----------------------------------------- -----                       --------------------------- ----------

----------------------------------------- -----                       --------------------------- ----------
Signature [PLEASE SIGN WITHIN BOX]        Date                        Signature (Joint Owners)    Date

----------------------------------------------------------------------------------------------------------------------------------

 ..............................................................................
------------------------------------------------------------------------------



                                   P R O X Y

     This proxy is solicited on behalf of the Board of Directors/Trustees

   The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, Thomas D. Jones, III and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock, shares of beneficial interest and beneficial interests, as applicable, of the listed funds held of record by the undersigned on May 19, 2000 at the Annual Meeting of Shareholders to be held on July 17, 2000 or any adjournment thereof.

       This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4, 5 and 6.

       By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

   Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, pleases sign in partnership name by authorized persons.

           CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE

------------------------------------------------------------------------------

                                                                     EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

     o    General Information Pertaining to the Funds

                                                         Defined Term                    Fiscal        State of        Meeting
              Fund                                       Used in this Exhibit A          Year End    Organization       Time
              ----                                       ----------------------          --------    ------------      -------
Merrill Lynch Basic Value Fund, Inc.................     Basic                             6/30           MD            a.m.
Merrill Lynch Capital Fund, Inc.....................     Capital                           2/28           MD            a.m.
Merrill Lynch Disciplined Equity Fund, Inc..........     Disciplined Equity                2/28           MD            a.m.
Merrill Lynch Global Growth Fund, Inc...............     Global Growth                    10/31           MD            a.m.
Merrill Lynch Global Resources Trust...................  Global Resources                  4/30           MA            a.m.
Merrill Lynch Index Funds, Inc.........................  Index                            12/31           MD            a.m.
Merrill Lynch Series Fund, Inc.........................  Series                           12/31           MD            a.m.
Merrill Lynch Special Value Fund, Inc..................  Special                           3/31           MD            a.m.
Quantitative Master Series Trust.......................  Quantitative                     12/31          DEL            a.m.

                                                                                                    Common Stock
                                                                                                  Outstanding as of
              Fund                                                                                the Record Date
              ----                                                                      --------------------------------------

Basic................................................................
Capital..............................................................
Disciplined Equity...................................................
Global Growth........................................................
Global Resources.....................................................
Index................................................................
Series:
     Intermediate Government Bond Portfolio..........................
     Long Term Corporate Bond Portfolio..............................
     High Yield Portfolio............................................
     Capital Stock Portfolio.........................................
     Growth Stock Portfolio..........................................
     Multiple Strategy Portfolio.....................................
     Natural Resources Portfolio.....................................
     Global Strategy Portfolio.......................................
     Balanced Portfolio..............................................
Special..............................................................
Quantitative.........................................................


     As of the Record Date, no person is beneficial owner of more than five percent of the Common Stock of any of the Funds except as set forth in the table below:



                 Name and Address of
Name of Fund      Beneficial Owner       Shares of Common Stock Beneficially Owned as of the Record Date
------------     -------------------     ---------------------------------------------------------------
                                                        Number                  Percent of Fund
                                                        ------                  ---------------








     o    Information Pertaining to Board Members

As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

          Nominee               Fund and Class            No. of Shares Held
          -------               --------------            ------------------





                           Year in Which Nominee of each Fund Became a Member of the Board
Fund                 Crum     Hodrick        Glenn       Sunderland      Swensrud     Touchton     Weiss    Zeikel
----                --------  ---------   -------------  ------------   -----------  -----------  --------  --------

Basic..............  1977       1999          1999          1981           n/a          1977       1998      1977
Capital............  1981       1999          1999          1981           n/a          1981       1998      1977
Disciplined Equity.  1999       1999          1999          1999           n/a          1999       1999      1999
Global Growth......  1997       1999          1999          1997           n/a          1997       1998      1997
Global Resources...  1985       1999          1999          1985           n/a          1985       1998      1985
Index..............   n/a       n/a           1996          1996           1996         1996        n/a       n/a
Series.............
Special............  1981       1999          1999          1978           n/a          1981       1998      1978
Quantitative.......   n/a       n/a           1996          1996           1996         1996        n/a       n/a


     Set forth in the table below is information regarding Board and committee meetings held, current annual and per meeting fees paid to each non-affiliated Board Member and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund's most recently completed fiscal year.

                                           Board                                    Audit Committee
                        ---------------------------------------------  ------------------------------------------
                                                                                                                      Aggregate
                          Number of                                    Number of                                      Fees and
                          Meetings        Annual       Per Meeting      Meetings       Annual       Per Meeting       Expenses
Fund                        Held*         Fee ($)       Fee ($)**         Held        Fee ($)        Fee ($)**           ($)
----                    --------------  ------------  --------------  -------------  -----------   --------------   --------------
Basic..................                   $3,500        $500                           $2,500                           49,408
Capital................                                                                                                 43,765
Disciplined Equity+....                                                                                                 24,062
Global Growth..........                   $3,500        $500                           $2,500                           49,529
Global Resources.......                   $3,500        $500                           $2,500                           49,242
Index..................                      ***         ***                             ***                            10,977
Series.................                                                                                                 25,765
Special................                                                                                                 14,416
Quantitative...........                   $5,000        $500                           $1,000                           14,250

------------
*     Includes meetings held via teleconferencing equipment.
**    The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***   Non-affiliated Board Members are paid at the level of the Master Trust.  Through investment in the Master
      Trust, the Index Funds paid its pro-rata share of the fees paid by the Master Trust to the non-affiliated Board Members.
+     The amounts reflect the period from June 25, 1999 (commencement of operations) to November 30, 1999.

     Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board members during each Fund's most recently completed fiscal year.

                                                 Compensation Paid by each Fund ($)*
                            ------------------------------------------------------------------------------
Fund                          Crum      Hodrick**     Sunderland     Swensrud     Touchton      Weiss
----                        ----------  -----------  -------------  -----------  -----------  ----------
Basic......................  $8,000         $0          $8,000         n/a         $8,000      $8,000
Capital....................                                            n/a
Disciplined Equity.........  $8,000         $0          $8,000         n/a         $8,000      $8,000
Global Growth..............  $8,000         $0          $8,000         n/a         $8,000      $8,000
Global Resources...........  $8,000         $0          $8,000         n/a         $8,000      $8,000
Index......................    n/a         n/a            ***          ***           ***         n/a
Series.....................    n/a         n/a                                                   n/a
Special....................                                            n/a
Quantitative...............    n/a         n/a          $4,750        $4,750       $4,750        n/a

------------
*    No pension or retirement benefits are accrued as part of Fund expenses.
**   Ms. Hodrick was elected as a Board Member of certain MLAM/FAM Advised Funds on November 4, 1999.
***  Non-affiliated Board Members are paid at the level of the Master Trust.  Through investment in the Master Trust, the Index Funds paid its pro-rata share of the fees paid by the Master Trust to the non-affiliated Board Members.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), including the Funds, to the non-affiliated Board Members for the year ended December 31, 1999.

                                                  Aggregate Compensation
                                                 Paid to Board Members by
Name of Director                               FAM/MLAM Advised Funds($)(1)
----------------                           ------------------------------------
M. Colyer Crum......................                    $122,975
Laurie Simon Hodrick................                    $ 53,000
Jack B. Sunderland..................                    $143,975
Stephen B. Swensrud.................                    $232,250
J. Thomas Touchton..................                    $142,725
Fred G. Weiss.......................                    $122,975

---------
(1)    The Directors serve on the boards of FAM/MLAM-advised funds as follows:
       Mr. Crum (__ registered investment companies consisting of __ portfolios); Ms. Hodrick (__ registered investment companies consisting of __ portfolios); Mr. Sunderland (__ registered investment companies consisting of __ portfolios); Mr. Swensrud (__ registered investment companies consisting of __ portfolios); Mr. Touchton (__ registered investment companies consisting of __ portfolios) and Mr. Weiss (__ registered investment companies consisting of __ portfolios).

     o    Information Pertaining to Officers

         Name                   Age            Principal Occupation During Past Five Years

Terry K. Glenn                   59      Executive Vice President of MLAM and FAM since 1983;
                                         Executive Vice President and Director of Princeton
                                         Services since 1993; President of Princeton Funds
                                         Distributor, Inc. ("PFD") since 1986 and Director
                                         thereof since 1991; President of Princeton
                                         Administrators, L.P. since 1988.

Robert C. Doll                   45      Senior Vice President of FAM and MLAM since 1999;
                                         Senior Vice President of Princeton Services since
                                         1999; Chief Investment Officer of Oppenheimer Funds,
                                         Inc. in 1999 and Executive Vice President thereof from
                                         1991 to 1999.

Joseph T. Monagle, Jr.           52      Senior Vice President of the MLAM and FAM since 1990;
                                         Department Head of the Global Fixed Income Division of
                                         MLAM and FAM since 1997; Senior Vice President of
                                         Princeton Services since 1993.

Donald C. Burke                  39      Senior Vice President and Treasurer of MLAM and FAM
                                         since 1999; Senior Vice President and Treasurer of
                                         Princeton Services since 1999; Vice President of PFD
                                         since 1999; First Vice President of MLAM and FAM from
                                         1997 to 1999; Vice President of MLAM and FAM from 1990
                                         to 1997; Director of Taxation of MLAM and FAM since
                                         1990.

Lawrence R. Fuller               58      First Vice President of MLAM since 1997; Vice
                                         President of MLAM from 1992 to 1997.

Kevin Rendino                    33      Vice President of MLAM since 1997; Vice President of
                                         MLAM from 1993 to 1997; Portfolio Manager of MLAM
                                         since 1999.

Kurt Schansinger                 39      First Vice President of MLAM since 1997; Vice
                                         President of MLAM from 1996 to 1997; prior thereto,
                                         Senior Vice President of Oppenheimer Capital L.P.

Walter Cuje                      40      Director (Equity Fund Management) of MLAM since 1997;
                                         Vice President of MLAM from 1991 to 1997.

Robert M. Shearer                44      First Vice President of MLAM since 1998; Vice
                                         President of MLAM from September 1997 to January 1998;
                                         Portfolio Manager of MLAM since 1997; Associate
                                         Portfolio Manager of MLAM from September 1997 to
                                         December 1997; Vice President and Assistant Portfolio
                                         Manager with David L. Babson and Company Incorporated
                                         from 1996 to 1997; and Vice President/Sector Manager
                                         with Concert Capital Management from 1993 to 1996.

Kevin J. McKenna                 43      First Vice President of MLAM since 1997; Vice
                                         President of MLAM from 1985 to 1997.

Jacqueline Rogers                42      Vice President of MLAM since 1985.

Daniel Szemis                    39      First Vice President of MLAM since 1997; Vice
                                         President of MLAM from 1996 to 1997; Portfolio Manager
                                         with Prudential Mutual Fund Investment Management
                                         Advisors from 1990 to 1996.

Eric S. Mitofsky                 45      First Vice President of MLAM and FAM  since 1997; Vice
                                         President of MLAM and FAM from 1992 to 1997.

Christopher G. Ayoub             44      First Vice President of MLAM and FAM since 1998; Vice
                                         President of MLAM and FAM from 1985 to 1998.

Jeffrey B. Hewson                48      Director (Global Fixed Income) of MLAM and FAM since
                                         1998; Vice President of MLAM and FAM from 1989 to
                                         1998; Portfolio Manager of MLAM and FAM since 1985.

George H. Burwell                37      First Vice President of MLAM and FAM since 1999;
                                         Senior Portfolio Manager for Equities of Delaware
                                         Investments Family of Funds from 1992 to 1999.

Gregory Mark Maunz               47      First Vice President of MLAM and FAM since 1997; Vice
                                         President of MLAM and FAM from 1985 to 1997; Portfolio
                                         Manager of MLAM and FAM since 1984.

Dean D'Onofrio                   41      Managing Director and Head of Quantitative Advisers
                                         since 1999; Managing Director in Corporate
                                         Institutional Client Group from 1997 through 1999;
                                         Managing Director of Bankers Trust Company ("Bankers
                                         Trust") from 1981 to 1996.

Phil Green                       36      Senior Vice President of MLAM and FAM since 1999;
                                         Managing Director and Portfolio Manager, Global
                                         Institutional Services at Bankers Trust from 1997 to
                                         1999; Vice President, Quantitative Equities at Bankers
                                         Trust in 1996; Vice President, Asset Allocations
                                         Strategies at Bankers Trust from 1994 to 1996; Vice
                                         President, Foreign Exchange and Currency Overlay
                                         Strategies at Bankers Trust from 1988 to 1999.

Sidney Hoots                     39      Senior Vice President of MLAM and FAM since 1999;
                                         Managing Director, Global Institutional Services at
                                         Bankers Trust from 1992 to 1999.

Frank Salerno                    40      First Vice President of MLAM and FAM since 1999;
                                         Managing Director and Chief Investment Officer of
                                         Structured Investments at Bankers Trust from 1995 to
                                         1999.

Richard Vella                    42      First Vice President of MLAM and FAM since 1999;
                                         Managing Director Global Index Funds of Bankers Trust
                                         from 1997 to 1999; Managing Director, International
                                         Index Funds of Bankers Trust from 1995 to 1999.

Vincent T. Lathbury              58      First Vice President of MLAM since 1997; Portfolio
                                         Manager of MLAM since 1982; Vice President of MLAM
                                         from 1982 to 1997.

Thomas R. Robinson               55      First Vice President  of MLAM since 1997; Vice
                                         President of MLAM from 1996 to 1997; Manager of
                                         International Equity Strategy of ML&Co.'s Global
                                         Securities Research and Economics Group from 1989 to
                                         1995.

Robert F. Murray                 41      Vice President of MLAM since 1993.

Phillip S. Gillespie             35      Attorney associated with MLAM and FAM since 1998;
                                         Assistant General Counsel of Chancellor LGT Asset
                                         Management, Inc. from 1997 to 1998.  Senior Counsel
                                         and Attorney in the Division of Investment Management
                                         and the Office of General Counsel at the U.S.
                                         Securities and Exchange Commission from 1993 to 1997.

Thomas D. Jones, III             34      Vice President of MLAM since 1998; attorney with FAM
                                         and MLAM since 1992.

Allan J. Oster                   37      Vice President of MLAM since 2000; attorney with MLAM
                                         from 1999 to 2000; associate with Drinker Biddle &
                                         Reath LLP from 1996 to 1999; Senior Counsel with the
                                         U.S. Securities and Exchange Commission from 1991 to
                                         1996.

Ira P. Shapiro                   37      First Vice President of MLAM since 1998; Director
                                         (Legal Advisory) of MLAM from 1997 to 1998; Vice
                                         President of MLAM from 1996 to 1997; Attorney with FAM
                                         and MLAM from 1993 to 1997.

Set forth in the table below are the names of the officers of each of the Funds, and the years in which they were first elected as officers.

                                                                                       Disciplined     Global
               Name                   Office                      Basic      Capital      Equity       Growth
               ----                   ------                      -----      -------      ------       ------

Terry K. Glenn*................       President                   1999        1999         1999         1999
                                      Executive Vice President    1983        1983         ----         1997
Robert C. Doll.................       Senior Vice President       1999        ----         ----         1999
Joseph T. Monagle, Jr..........       Senior Vice President       ----        ----         1999         ----
Donald C. Burke................       Vice President and          1993        1993         1999         1997
                                      Treasurer                   1999        1999         1999         1999
Lawrence R. Fuller.............       Senior Vice President
                                      & Portfolio Manager         ----        ----         ----         1997
Kevin Rendino..................       Senior Vice President
                                      & Portfolio Manager         1999        ----         ----         ----
Kurt Schansinger...............       Senior Vice President       ----        1996         ----         ----
Walter Cuje....................       Vice President              ----        1996         ----         ----
Robert M. Shearer..............       Senior Vice President
                                      & Portfolio Manager         ----        ----         ----         ----
Kevin J. McKenna...............
Jacqueline Rogers..............
Daniel V. Szemis...............       Senior Vice President
                                      & Portfolio Manager         ----        ----         ----         ----
Eric S. Mitofsky...............       Senior Vice President       ----        ----         ----         ----
Christopher G. Ayoub...........       Senior Vice President       ----        ----         ----         ----
Jeffrey B. Hewson..............       Vice President              ----        ----         ----         ----
George H. Burwell..............       Senior Vice President
                                      & Portfolio Manager         ----        ----         1999         ----
Gregory Mark Maunz.............       Senior Vice President       ----        ----         ----         ----
Dean D'Onofrio.................       Senior Vice President       ----        ----         ----         ----
Phil Green.....................       Senior Vice President       ----        ----         ----         ----
Sidney Hoots...................       Senior Vice President       ----        ----         ----         ----
Frank Salerno..................       Senior Vice President       ----        ----         ----         ----
Richard Vella..................       Senior Vice President       ----        ----         ----         ----
Vincent T. Lathbury............
Thomas R. Robinson.............
Robert F. Murray...............
Phillip S. Gillespie...........       Secretary                   ----        ----         1999         ----
Thomas D. Jones, III...........       Secretary                   1997        1997         ----         1999
Allan J. Oster.................       Secretary                   ----                     ----         ----
Ira P. Shapiro.................       Secretary                   ----        ----         ----         ----


(table continued)
                                       Global                    Series
               Name                   Resources   Index Funds     Fund     Special    Quantitative
               ----                   ---------   -----------     ----     -------    ------------

Terry K. Glenn*................         1999         1996                    1999         1996
                                        1985         ----                    1983         ----
Robert C. Doll.................         1999         ----                    ----         1999
Joseph T. Monagle, Jr..........         ----         1996                    ----         1996
Donald C. Burke................         1993         1996                    1993         1996
                                        1999         1999                    1999         1999
Lawrence R. Fuller.............
                                        ----         ----                    ----         ----
Kevin Rendino..................
                                        ----         ----                    ----         ----
Kurt Schansinger...............         ----         ----                    ----         ----
Walter Cuje....................         ----         ----                    ----         ----
Robert M. Shearer..............
                                        1997         ----                    ----         ----
Kevin J. McKenna...............
Jacqueline Rogers..............
Daniel V. Szemis...............
                                        ----         ----                    1996         ----
Eric S. Mitofsky...............         ----         1997                    ----         1997
Christopher G. Ayoub...........         ----         1998                    ----         1998
Jeffrey B. Hewson..............         ----         1999                    ----         1999
George H. Burwell..............
                                        ----         -----                   ----
Gregory Mark Maunz.............         ----         1997                    ----         1997
Dean D'Onofrio.................         ----         ----                    ----         1999
Phil Green.....................         ----         ----                    ----         1999
Sidney Hoots...................         ----         ----                    ----         1999
Frank Salerno..................         ----         ----                    ----         1999
Richard Vella..................         ----         ----                    ----         1999
Vincent T. Lathbury............                      ----
Thomas R. Robinson.............                      ----
Robert F. Murray...............                      ----
Phillip S. Gillespie...........         ----         ----                    ----
Thomas D. Jones, III...........         1997                                 1997
Allan J. Oster.................         ----                                 ----
Ira P. Shapiro.................         ----         1997                    ----         1997


---------
* Mr. Glenn was elected President of Index Funds and Master Trust in 1996 and was elected President of all other Funds in 1999. Prior to 1999 he served as Executive Vice President of each Fund (other than the Index Funds and the Master Trust).

                                                         Exhibit B
                                                         Maryland Corporations

                                [Name of Fund]
                         ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION



     [Name of Fund], a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The charter of the Corporation is hereby amended by deleting
Article II, Section (2) in its entirety and inserting the following in lieu thereof:

     "(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another entity known in the investment company industry as a master fund in a master/feeder structure, which entity holds securities and other assets for investment purposes (the "Master Fund")."

     SECOND: The charter of the Corporation is hereby further amended by adding the following provision as Article II, Section (5), and renumbering
Article II, Section (5) thereof as Article II, Section (6):

     "(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation."

     THIRD: The charter of the Corporation is hereby further amended by deleting Article IV, Section (5) in its entirety and inserting the following in lieu thereof:

     "(5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Sections
     (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended."

     FOURTH: The charter of the Corporation is hereby further amended by adding the following provision as Article V, Section (8):

     "(8) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended."

     FIFTH: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by more than two-thirds of the stockholders of the Corporation.

     SIXTH: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

     SEVENTH: Except as amended hereby, the Corporation's charter shall remain in full force and effect.

     IN WITNESS WHEREOF, [name of Fund] has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested by its Secretary on , 2000.


                                             [name of Fund]



                                              By:
                                                 ----------------------------




Attest:




-------------------





     THE UNDERSIGNED, Vice President of [name of Fund], who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.




                                                 ----------------------------

                                                 Massachusetts Business Trusts

                                [Name of Fund]

                          Certification of Amendment
                            To Declaration of Trust


     The undersigned, constituting at least a majority of the Trustees of [name of fund] (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated the ___ day of ____________, ____, as amended (the "Declaration"), do hereby certify that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least two-thirds of the outstanding shares of the Trust, to the Declaration:

VOTED: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

        3.2. Investments. The Trustees shall have power, subject to the undamental Policies, to:

             (a) conduct, operate and carry on the business of an investment company;

             (b) subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which the Trust may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

             (c) The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

             (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of the Trust Property and invest the proceeds of such sales, in one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.


     IN WITNESS WHEREOF, the undersigned have executed this Amendment this ____ day of _____, 2000.



---------------------------                 ----------------------------------
[Name]                                      [Name]


---------------------------                 ----------------------------------
[Name]                                      [Name]


---------------------------                 ----------------------------------
[Name]                                      [Name]


---------------------------                 ----------------------------------
[Name]                                      [Name]


     The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[name of fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

                                                                     Exhibit C



                         INVESTMENT ADVISORY AGREEMENT


         AGREEMENT, made as of the _____ day of __________, 2000, by and between MASTER BASIC VALUE TRUST, a Delaware business trust (hereinafter referred to as the "Trust"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Investment Adviser").


                             W I T N E S S E T H:
                             - - - - - - - - - -


         WHEREAS, the Trust intends to engage in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

         WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

         WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund") that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

         NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                  ARTICLE I

                       Duties of the Investment Adviser

         The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

         (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

         (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

         (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

         (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.


                                  ARTICLE II

                      Allocation of Charges and Expenses

         (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

         (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.


                                  ARTICLE III

                    Compensation of the Investment Adviser

         (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of 0.60 of 1.0% of that portion of the average daily net assets of the Trust not exceeding $100 million; 0.50 of 1.0% of that portion of the average net assets of the Trust in excess of $100 million but not exceeding $200 million; and 0.40 of 1.0% of that portion of the average net assets of the Trust in excess of $200 million commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Registration Statement of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

         (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                  ARTICLE IV

               Limitation of Liability of the Investment Adviser

         The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

                                  ARTICLE V

                     Activities of the Investment Adviser

         The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  Duration and Termination of this Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.


                                 ARTICLE VII

                         Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of the Trustees, or by the of a majority of outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.


                                 ARTICLE VIII

                         Definitions of Certain Terms

         The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


                                  ARTICLE IX

                                 Governing Law

         This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                     MASTER BASIC VALUE TRUST



                                     By
                                         --------------------------------------
                                         Title:




                                     FUND ASSET MANAGEMENT, L.P.



                                     By
                                        --------------------------------------
                                        Title:

                           ADMINISTRATION AGREEMENT

         AGREEMENT made as of ____________, 2000, by and between MERRILL LYNCH BASIC VALUE FUND, INC., a Maryland corporation (the "Fund") and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Administrator").

                                  WITNESSETH:

         WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

         WHEREAS, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

         WHEREAS, the Fund is one of the "feeder" funds for and invests all of its assets in Master Basic Value Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Fund;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I
                          DUTIES OF THE ADMINISTRATOR

         The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Directors of the Fund (the "Directors"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

         Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                  ARTICLE II
                      ALLOCATION OF CHARGES AND EXPENSES

         (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

         (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

                                  ARTICLE III
                       COMPENSATION OF THE ADMINISTRATOR

         Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

         Notwithstanding the foregoing, the Administrator hereby agrees to waive the above administrative fees until otherwise determined by the Directors in accordance with Article VII.

                                  ARTICLE IV
                 LIMITATION OF LIABILITY OF THE ADMINISTRATOR

         The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V
                        ACTIVITIES OF THE ADMINISTRATOR

         The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                  ARTICLE VI
                  DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.


                                  ARTICLE VII
                         AMENDMENTS OF THIS AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII
                         DEFINITIONS OF CERTAIN TERMS

         The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX
                                 GOVERNING LAW

         This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                     MERRILL LYNCH BASIC VALUE FUND, INC.


                                     By:
                                          -------------------------------------
                                     Name:
                                     Title:


                                     FUND ASSET MANAGEMENT, L.P.



                                     By:
                                          -------------------------------------
                                     Name:
                                     Title:

                            SUB-ADVISORY AGREEMENT

         AGREEMENT, made as of the ____ day of __________, 2000, by and between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "FAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                                               W I T N E S S E T H:
                                               - - - - - - - - - -
         WHEREAS, MASTER BASIC VALUE TRUST (the "Trust") is a Delaware business trust that intends to engage in business as a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

         WHEREAS, FAM and MLAM U.K. are engaged principally in rendering management and investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, MLAM U.K. is regulated by the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and

         WHEREAS, FAM has entered into a investment advisory agreement (the "Investment Advisory Agreement") dated _____________, 2000, pursuant to which FAM provides management and investment advisory services to the Trust; and

         WHEREAS, MLAM U.K. is willing to provide investment advisory services to FAM in connection with the Trust's operations on the terms and conditions hereinafter set forth;

         WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and FAM hereby agree as follows:

                                   ARTICLE I

                              Duties of MLAM U.K.

         FAM hereby employs MLAM U.K. to act as investment adviser to FAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of FAM and the Trust, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. FAM and its affiliates shall for all purposes herein be deemed a Non Private Customer as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         MLAM U.K. shall have the right to make unsolicited calls on FAM and shall provide FAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust; shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objective, investment policies and investment restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Trust shall be exercised.

         MLAM U.K. will not hold money on behalf of FAM or the Trust, nor will MLAM U.K. be the registered holder of the registered investments of FAM or the Trust or be the custodian of documents or other evidence of title.

                                  ARTICLE II

                      Allocation of Charges and Expenses

         MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of MLAM U.K.

                                  ARTICLE III

                           Compensation of MLAM U.K.

         For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., FAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

                                  ARTICLE IV

                     Limitation of Liability of MLAM U.K.

         MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for FAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V

                            Activities of MLAM U.K.

         The services of MLAM U.K. to the Trust are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Trust are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Trust, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  MLAM U.K. Statements Pursuant to IMRO Rules

         Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. FAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO and the Investment Ombudsman directly.

         MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

         MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII

                  Duration and Termination of this Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust and
(ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by FAM or by vote of a majority of the outstanding voting securities of the Trust, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                 ARTICLE VIII

                         Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees of the Trust or by the vote of a majority of outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE IX

                         Definitions of Certain Terms

         The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 Governing Law

         This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    FUND ASSET MANAGEMENT, L.P.


                                    By:
                                        --------------------------------------
                                        Title:


                                    MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED


                                    By:
                                        --------------------------------------
                                        Title:

                                                                     Exhibit D

                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT, made as of the _____ day of __________, 2000, by and between MASTER SMALL CAP TRUST, a Delaware business trust (hereinafter referred to as the "Trust"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Investment Adviser").

                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Trust intends to engage in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

     WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund") that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

     NOW, THEREFORE, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                  ARTICLE I

                       Duties of the Investment Adviser

     The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

     (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

     (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

     (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

     (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                  ARTICLE II

                      Allocation of Charges and Expenses

     (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

     (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest and brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust.

                                 ARTICLE III

                    Compensation of the Investment Adviser

     (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of 0.50 of 1.0% of the average daily net assets of the Trust not exceeding $1 billion;
0.475 of 1.0% of that portion of the average net assets of the Trust in excess of $1 billion but not exceeding $1.5 billion; and 0.45 of 1.0% of that portion of the average net assets of the Trust in excess of $1.5 billion commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Registration Statement of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

     (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                  ARTICLE IV

               Limitation of Liability of the Investment Adviser

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

                                  ARTICLE V

                     Activities of the Investment Adviser

     The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                         Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of the Trustees, or by the of a majority of outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII

                         Definitions of Certain Terms

     The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 Governing Law

     This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                            MASTER SMALL CAP TRUST



                            By
                              -------------------------------
                              Title:




                             FUND ASSET MANAGEMENT, L.P.



                             By
                                -----------------------------
                                Title:

                           ADMINISTRATION AGREEMENT

         AGREEMENT made as of ____________, 2000, by and between MERRILL LYNCH SPECIAL VALUE FUND, INC., a Maryland corporation (the "Fund") and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (the "Administrator").

                                  WITNESSETH:

         WHEREAS, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

         WHEREAS, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

         WHEREAS, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

         WHEREAS, the Fund is one of the "feeder" funds for and invests all of its assets in Master Small Cap Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Fund;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I
                          DUTIES OF THE ADMINISTRATOR

         The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Directors of the Fund (the "Directors"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

         Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                  ARTICLE II
                      ALLOCATION OF CHARGES AND EXPENSES

         (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

         (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

                                  ARTICLE III
                       COMPENSATION OF THE ADMINISTRATOR

         Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                  ARTICLE IV
                 LIMITATION OF LIABILITY OF THE ADMINISTRATOR

         The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V
                        ACTIVITIES OF THE ADMINISTRATOR

         The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                  ARTICLE VI
                  DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII
                         AMENDMENTS OF THIS AGREEMENT

         This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VIII
                         DEFINITIONS OF CERTAIN TERMS

         The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX
                                 GOVERNING LAW

         This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           MERRILL LYNCH SPECIAL VALUE
                                           FUND, INC.


                                           By:
                                               --------------------------------
                                               Name:
                                               Title:


                                           FUND ASSET MANAGEMENT, L.P.



                                           By:
                                               --------------------------------
                                               Name:
                                               Title:

                            SUB-ADVISORY AGREEMENT

         AGREEMENT, made as of the _____ day of ________, 2000, by and between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "FAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                             W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, MASTER SMALL CAP TRUST (the "Trust") is a Delaware business trust that intends to engage in business as a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

         WHEREAS, FAM and MLAM U.K. are engaged principally in rendering management and investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, MLAM U.K. is regulated by the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and

         WHEREAS, FAM has entered into a investment advisory agreement (the "Investment Advisory Agreement") dated _____________, 2000, pursuant to which FAM provides management and investment advisory services to the Trust; and

         WHEREAS, MLAM U.K. is willing to provide investment advisory services to FAM in connection with the Trust's operations on the terms and conditions hereinafter set forth;

         WHEREAS, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and FAM hereby agree as follows:

                                   ARTICLE I

                              Duties of MLAM U.K.

         FAM hereby employs MLAM U.K. to act as investment adviser to FAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of FAM and the Trust, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. FAM and its affiliates shall for all purposes herein be deemed a Non Private Customer as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         MLAM U.K. shall have the right to make unsolicited calls on FAM and shall provide FAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust; shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objective, investment policies and investment restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Trust shall be exercised.

         MLAM U.K. will not hold money on behalf of FAM or the Trust, nor will MLAM U.K. be the registered holder of the registered investments of FAM or the Trust or be the custodian of documents or other evidence of title.

                                  ARTICLE II

                      Allocation of Charges and Expenses

         MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of MLAM U.K.

                                  ARTICLE III

                           Compensation of MLAM U.K.

         For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., FAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

                                  ARTICLE IV

                     Limitation of Liability of MLAM U.K.

         MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for FAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V

                            Activities of MLAM U.K.

         The services of MLAM U.K. to the Trust are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Trust are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Trust, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                  ARTICLE VI

                  MLAM U.K. Statements Pursuant to IMRO Rules

         Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. FAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO and the Investment Ombudsman directly.

         MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

         MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII

                  Duration and Termination of this Agreement

         This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust and
(ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         This Agreement may be terminated at any time, without the payment of any penalty, by FAM or by vote of a majority of the outstanding voting securities of the Trust, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                 ARTICLE VIII

                         Amendments of this Agreement

         This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Trustees of the Trust or by the vote of a majority of outstanding voting securities of the Trust and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE IX

                         Definitions of Certain Terms

         The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X

                                 Governing Law

         This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    FUND ASSET MANAGEMENT, L.P.


                                    By:
                                        -------------------------------------
                                        Title:


                                    MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED



                                    By:
                                        -------------------------------------
                                        Title:

                                                                     Exhibit E

    CURRENT INVESTMENT RESTRICTIONS OF THE MERRILL LYNCH SERIES FUND, INC.


Each of the Portfolios may not:

     Except with respect to the Natural Resources and Global Strategy Portfolios, (a) invest more than 5% of its total assets (taken together at market value at the time of each investment) in the securities (other than U.S. Government or government agency securities) of any one issuer (including repurchase agreements with any one bank) and (b) purchase more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or
(ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies, bank money instruments or bank repurchase agreements.

     Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone each will be considered a separate industry for purposes of this restriction), except for the Natural Resources Portfolio, which when management anticipates significant economic, political or financial instability, may, subject to the diversification requirements of the Internal Revenue Code of 1986 (the "Code") relating to qualification under the Code as a regulated investment company, invest more than 25% of its total assets in gold-related companies.

     Alone, or together with any other Portfolio or Portfolios, make investments for the purpose of exercising control over, or management of, any issuer.

     Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

     Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts or real estate, except that any Portfolio may purchase securities of issuers which invest or deal in any of the above and the Multiple Strategy. Natural Resources and Global Strategy Portfolios may engage in transactions in currency, forward currency contracts, futures contracts and options thereon and the Natural Resources Portfolio may purchase, sell or otherwise invest or deal in commodities or commodity contracts. (As a matter of operating policy, however, the Natural Resources Portfolio at present does not intend to engage in transactions in commodities or commodity contracts, other than foreign currency, futures contracts and options on futures.)

     Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and the Multiple Strategy, Natural Resources and Global Strategy Portfolios may make margin payments in connection with transactions in options, forward currency contracts, futures contracts and options on futures contracts) or make short sales of securities or maintain a short position (except that the Multiple Strategy, Natural Resources and Global Strategy Portfolios may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts).

     Make loans, except as provided in the next paragraph and except through the purchase of obligations in private placements (the purchase of publicly-traded obligations not being considered the making of a loan).

     Lend its portfolio securities in excess of 33-1/3% of its total assets, taken at market value at the time of the loan, and provided that such loan shall be made in accordance with the guidelines set forth in the Prospectus.

     Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes.

     Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness. any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in the previous paragraph (and then such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio's total assets, taken at market value at the time thereof), and except as may be necessary for the Multiple Strategy Portfolio, Natural Resources Portfolio or Global Strategy Portfolio in connection with transactions in options, forward currency contracts, futures contracts and options on futures contracts. In order to comply with certain state statutes, each Portfolio, other than the Multiple Strategy Portfolio, Natural Resources Portfolio or Global Strategy Portfolio, will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of such Portfolio's shares at the maximum offering price.

     Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the "Securities Act") in selling portfolio securities.

     Except for the Multiple Strategy, Natural Resources and Global Strategy Portfolios, write, purchase or sell puts, calls or combinations thereof, except that the Capital Stock Portfolio and the Balanced Portfolio may write covered call options.

     Except with respect to the Capital Stock Portfolio, the Natural Resources Portfolio. the Global Strategy Portfolio and the Multiple Strategy Portfolio, invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, and in the case of the Capital Stock Portfolio 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities; provided, however, that up to 25% of the total assets of such Portfolio may be invested in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange ("NYSE"). (As a matter of operating policy, however, the Multiple Strategy Portfolio will not invest in the securities of foreign issuers if at the time of acquisition more than 25% of its total assets would be invested in such securities. In addition, the Balanced Portfolio, as a matter of operating policy, does not intend to invest any portion of its assets in the securities of foreign issuers.) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) a country in which the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made. or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

     Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with the other Portfolios or with individually managed accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     The Money Reserve Portfolio may not invest in any security which is not a short-term money market security as described in the Prospectus. The Intermediate Government Bond Portfolio may not invest in any security which is not issued or guaranteed by the U.S. Government or one of its agencies or which has a stated maturity greater than fifteen years from the date of purchase.